UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05488

Nuveen Municipal Income Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN
Investments

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report October 31, 2013

NUV
Nuveen Municipal Value Fund, Inc.

NUW
Nuveen AMT-Free Municipal Value Fund

NMI
Nuveen Municipal Income Fund, Inc.

NEV
Nuveen Enhanced Municipal Value Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	11

Share Information	12

Risk Considerations	14

Performance Overview and Holding Summaries	15

Shareholder Meeting Report	19

Report of Independent Registered Public Accounting Firm	20

Portfolios of Investments	21

Statement of Assets and Liabilities	61

Statement of Operations	62

Statement of Changes in Net Assets	63

Financial Highlights	66

Notes to Financial Statements	70

Board Members & Officers	81

Annual Investment Management Agreement Approval Process	86

Reinvest Automatically, Easily and Conveniently	94

Glossary of Terms Used in this Report	95

Additional Fund Information	99

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, recent events such as the Federal Reserve decision to slow down its bond buying program beginning in January of 2014 and the federal budget compromise that would guide government spending into 2015 are both positives for the economy moving forward. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Partisan politics in Washington D.C. with their troublesome outcome add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Nuveen Fund Board
December 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Municipal Value Fund, Inc. (NUV)
Nuveen AMT-Free Municipal Value Fund (NUW)
Nuveen Municipal Income Fund, Inc. (NMI)
Nuveen Enhanced Municipal Value Fund (NEV)

These Funds feature management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio managers Thomas C. Spalding, CFA, Christopher L. Drahn, CFA, and Steven M. Hlavin review U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these four national Funds. Tom has managed NUV since its inception in 1987, adding NUW at its inception in 2009. Chris assumed portfolio management responsibility for NMI in 2011. Steve has been involved in the management of NEV since its inception in 2009, taking on full portfolio management responsibility in 2010.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth and promote progress toward the Fed’s mandates of maximum employment and price stability. At its June 2013 meeting, the Fed indicated that it believed downside risks to the economy had diminished since the autumn of 2012. Subsequent comments by Fed Chairman Ben Bernanke suggested that the Fed might begin to reduce, or taper, its asset purchase program later in 2013. However, in September 2013, the Fed surprised the market by announcing that it had decided to wait for more evidence that the progress it discerned in June was sustainable before it made any adjustments to the pace of the purchase program. At its October 2013 meeting, the central bank reiterated this decision and said that it expected to continue its “highly accommodative stance of monetary policy” for “a considerable time” after the purchase program ends and the economic recovery strengthens. Finally, in December of 2013, the Fed announced a decision to slow down its bond buying program beginning in January of 2014.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service (Moody’s), Inc. or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

In the third quarter of 2013, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.8%, up from 2.5% for the second quarter of 2013, continuing the pattern of positive economic growth for the tenth consecutive quarter. The Consumer Price Index (CPI) rose 1.0% year-over-year as of October 2013, while the core CPI (which excludes food and energy) increased 1.7% during the same period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Improvements in the labor markets continued to be slow, and unemployment remained above the Fed’s target of 6.5%. As of October 2013, the national unemployment rate was 7.3%, up from 7.2% in September 2013 but below the 7.9% reported in October 2012. The slight uptick in October’s number reflected the increase in federal employees furloughed due to the government shutdown that month. The housing market continued to deliver good news, as the average home price in the S&P/Case-Shiller index of 20 major metropolitan areas rose 13.3% for the twelve months ended September 2013 (most recent data available at the time this report was prepared), the largest twelve-month percentage gain for the index since February 2006.

Early in this reporting period, the outlook for the U.S. economy was clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation were averted through a last-minute deal that raised payroll taxes, but left in place a number of tax breaks, including tax exemptions on municipal bond interest. However, lawmakers failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. This triggered a program of automatic spending cuts (or sequestration) that impacted federal programs beginning March 1, 2013. Although Congress later passed legislation that established federal funding levels for the remainder of fiscal 2013, the federal budget for fiscal 2014 continued to be debated. On October 1, 2013, the start date for fiscal 2014, the federal government shut down for 16 days until an interim appropriations bill was signed into law, funding the government at sequestration levels through January 15, 2014, and suspending the debt limit until February 7, 2014. Subsequent to the close of this reporting period, Congress preliminarily passed a federal budget deal that would guide government spending into 2015 and defuse the chances of another shutdown if it wins final passage. In addition to the ongoing political debate over federal spending, Chairman Bernanke’s June 2013 remarks about tapering the Fed’s asset purchase program touched off widespread uncertainty about the next step for the Fed’s quantitative easing program and about the potential impact on the economy and financial markets, leading to increased market volatility. This was compounded by headline credit stories involving Detroit’s bankruptcy filing in July 2013, the largest municipal bankruptcy in history, and the disappointing news that continued to come out of Puerto Rico, where a struggling economy and years of deficit spending and borrowing resulted in downgrades on the commonwealth’s bonds.

While municipal bond prices generally rallied during the first part of this reporting period, as strong demand and tight supply created favorable municipal market conditions, we saw the environment shift during the second half of the reporting period. The Treasury market traded off, the municipal market followed suit, and spreads widened as investor concern grew. This unsettled environment prompted increased selling by bondholders across the fixed income markets. Following the Fed’s September decision to delay tapering, we saw some stabilization of municipal bond fund flows and an October rally in municipal bond prices. However, for the reporting period as a whole, municipal bond prices generally declined, especially at the longer end of the maturity spectrum, while interest rates rose. At the same time, fundamentals on municipal bonds remained strong, as state governments made good progress in dealing with budget issues. Due to strong growth in personal tax collections, state tax revenues have increased for 15 consecutive

6	Nuveen Investments

quarters, while on the expense side, the states made headway in cutting and controlling costs, with more than 40 states implementing some type of pension reform. The current level of municipal issuance reflects the present political distaste for additional borrowing by state and local governments facing fiscal constraints and the prevalent atmosphere of municipal budget austerity. Over the twelve months ended October 31, 2013, municipal bond issuance nationwide totaled $335.2 billion, a decrease of 11.7% from the issuance for the twelve-month period ended October 31, 2012.

What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2013?

As the municipal market environment shifted during this reporting period, from one characterized by heavy bond calls, tight supply and lower yields to one marked by increased market volatility and rising rates, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term.

During this reporting period, NUV and NUW found value in diversified areas of the market, including health care, transportation, water and sewer, and tobacco. A number of new health care issues that we considered attractively priced enabled us to add to the Funds’ exposure. We also purchased a variety of bonds issued for tollroads, including the Grand Parkway in Houston, Texas, which, when completed, will be the longest beltway in the U.S., at 184 miles. Also in the transportation sector, heavy supply of airport bonds in both the primary and secondary markets provided opportunities to add to our holdings there. In anticipation of bond calls affecting NUV’s holdings of Louisiana and Washington tobacco credits, we also selectively purchased tobacco bonds from other issuers in order to keep our tobacco exposure relatively stable. During the summer, as the market sold off, we were able to find these bonds at attractive prices in the secondary market. Geographically speaking, we often looked to states with heavier issuance to find value, such as California, Texas and Florida.

In NMI, we also were active in areas where we saw value, including health care, transportation, and water and sewer, adding bonds such as those issued for Catholic Health Initiative, a national hospital system based in Colorado and Denver airport credits. NEV also increased its health care exposure, specifically in hospitals, and purchased bonds associated with the Tulsa airport. In addition, NEV added to its holdings of MuniMae credits, which are tax-exempt bonds backed by multi-family housing properties, and carried out some relative value swapping within its tobacco exposure.

NEV also employed strategies intended to enhance the Funds’ positioning and potentially increase income distribution. As interest rates began to rise, these strategies included bond swaps. Many of the bonds we added to our portfolios in 2012 and early 2013 were purchased at significant premiums. Because tax laws require that these premiums be amortized, this reduces the amount of income available for distribution from the coupon. By swapping or repositioning into different bonds in a rising interest rate environment, the expense of amortization basically is converted into a capital loss, so that more of the income from the coupon can be distributed to shareholders. An additional benefit of this strategy was the generation of tax loss carry forwards that can be used to offset future capital gains.

As interest rates rose during the second half of this reporting period, the Funds generally focused their purchases on bonds with maturities of 15 years and longer. This enabled us to take advantage of more attractive yields at the

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

longer end of the municipal yield curve. Over the reporting period, NMI increased its exposure to the A-rated sector, while the other Funds tended to purchase bonds in the middle to lower investment quality categories, including some below-investment grade credits.

Activity during this reporting period was driven primarily by the reinvestment of proceeds from called and matured bonds, which was aimed at keeping the Funds fully invested and supporting their income streams. During the early part of this reporting period, we continued to experience an increased number of current bond calls resulting from a growth in refinancings, which provided a meaningful source of liquidity. Although refinancing activity declined as interest rates rose, we continued to have cash from the earlier refundings to reinvest. We also engaged in some tactical selling, taking advantage of attractive bids for certain issues resulting from strong demand to sell a specific issue and reinvest the proceeds into bonds that we thought offered more potential. Despite the decrease in new issuance, we continued to find opportunities to purchase bonds that helped us achieve our goals for these Funds.

As of October 31, 2013, all four of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NEV also invested in forward interest rates swaps to help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark. During this reporting period, these derivatives functioned as intended and remained in place at period end.

How did the Funds perform during the twelve-month reporting period ended October 31, 2013?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year, ten-year and since inception periods ended October 31, 2013. Each Fund’s returns are compared with the performance of a corresponding market index and Lipper classification average.

For the twelve months ended October 31, 2013, the total returns on common share net asset value (NAV) for the four Funds underperformed the return for the national S&P Municipal Bond Index. For the same period, NUV, NUW and NMI underperformed the average return for the Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average, while NEV outperformed the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average return.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, the use of derivatives in NEV, credit exposure and sector allocation. In addition, NEV’s use of leverage was an important factor in its performance during this reporting period. Leverage is discussed in more detail later in this report.

As interest rates rose and the yield curve steepened, municipal bonds with shorter maturities generally outperformed those with longer maturities. Overall, credits with maturities of five years or less posted the best returns, while bonds at the longest end of the municipal yield curve produced the weakest results. In general, differences in duration and yield curve positioning were the major drivers of differences in performance during the reporting period. While all of these Funds tended to have less exposure to the outperforming short end of the yield curve and greater exposure to the longer parts of the curve that underperformed, NEV was the least advantageously positioned in terms of duration and yield curve, with the longest duration among these Funds.

8	Nuveen Investments

Although NEV’s performance was hindered by its longer duration, this Fund used forward interest rate swaps to reduce duration and moderate interest rate risk, as previously described. Because the interest rate swaps were used to hedge against potential increases in interest rates, the swaps performed well as interest rates rose. This had a positive impact on NEV’s total return performance for the period, which was offset by the Fund’s overall duration and yield curve positioning.

Credit exposure also factored into the Funds’ performance, especially during the latter half of the reporting period, as events in the municipal market led investors to avoid risk. High yield bonds came under selling pressure and credit spreads, or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, began to widen. For the reporting period, AAA- and AA-rated bonds generally outperformed A- and BBB-rated bonds. However, non-rated bonds and BB-rated bonds also performed well. This led to somewhat mixed performance results in terms of credit exposure. While NUV, NUW and NMI tended to have heavy weightings in A-rated bonds, this was offset to some degree by their weightings of AA-rated bonds. NUV was helped by having the smallest exposure to BBB-rated bonds among these Funds and NEV benefited from its heavier weightings in BB-rated bonds and non-rated credits. Overall, the impact of the Funds’ credit exposure tended to be positive for the reporting period.

After underperforming for many months, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the best performing market segments. The outperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of October 31, 2013, NUV had the largest allocation of pre-refunded bonds and NEV had the smallest weighting of these credits. Housing, health care and general obligation (GO) bonds also tended to outperform the general municipal market. All of these Funds had strong exposure to the health care sector, especially NMI. NEV also benefited from its overweighting in land-secured credits, such as redevelopment agency (RDA) bonds in California and community development district (CDD) issues in Florida, which were strong performers. In addition, NEV’s holdings of bonds associated with American Airlines performed well, as the market took a favorable view of the airline’s emergence from bankruptcy and plans to merge with US Airways.

In contrast, revenue bonds as a whole underperformed the municipal market. Among the revenue sectors that lagged municipal market performance by the widest margins for the period were transportation, water and sewer, and electric utilities. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed poorly, due in part to their longer effective durations and lower credit ratings. As of October 31, 2013, NUV, NMI and NEV had similar exposures to tobacco bonds, while NUW was more heavily weighted in these credits.

During this reporting period, two credit situations weighed on the municipal market. It is important to note that, while these situations received much attention from the media, they represented isolated events. On July 18, 2013, the City of Detroit filed for Chapter 9 bankruptcy. Detroit, burdened by decades of population loss, declines in the auto manufacturing industry and significant tax base deterioration, has been under severe financial stress for an extended period. Detroit’s bankruptcy filing will likely be a lengthy one, given the complexity of its debt portfolio, number of creditors, numerous union contracts and significant legal questions that must be addressed. Each of these Funds had small holdings in a variety of Detroit water and sewer credits, which are considered essential services bonds and supported by revenue streams generated by service fees. NUV also held positions in insured Detroit GOs and Detroit limited tax obligation bonds for state aid backed by the state of Michigan. In addition to its holding of insured Detroit

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

City School District bonds, NEV added insured Detroit water and sewer bonds in July and August 2013 at attractive prices after these bonds were marked down by the market following the bankruptcy filing. We believe the insurance features of these holdings add a measure of value. During this period, the Funds’ positions in Detroit-related bonds had a negligible impact on investment performance due to the Detroit bankruptcy.

Another factor affecting the Funds’ holdings was the downgrade of debt issued by Puerto Rico. In 2012, Moody’s downgraded Puerto Rico GO bonds to Baa3 from Baa1, Puerto Rico Sales Tax Financing Corporation (COFINA) senior sales tax revenue bonds to Aa3 from Aa2 and COFINA subordinate sales tax revenue bonds to A3 from A1. In October 2013, Moody’s further downgraded the COFINA senior sales tax bonds to A2, while affirming the subordinate bonds at A3. On November 14, 2013(subsequent to the close of this reporting period), Fitch announced that it was placing the majority of Puerto Rico issuance—with the exception of the COFINA bonds—on negative credit watch, which implies that another downgrade may be likely. While Fitch currently rates Puerto Rico issuance at BBB-, it affirmed the ratings on COFINA bonds at AA- for the senior bonds and A+ for the subordinate bonds, with stable outlooks. On December 11, 2013 (subsequent to the close of this reporting period), Moody’s announced that it also had placed its Baa3 rating on Puerto Rico GOs (and other Puerto Rico issues linked to the GO rating) on review for downgrade. These downgrades were based on Puerto Rico’s ongoing economic problems and, in the case of the COFINA bonds, the impact of these problems on the projected growth of sales tax revenues. However, the COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico’s GO bonds.

For the reporting period ended October 31, 2013, Puerto Rico paper underperformed the municipal market as a whole. These four Funds have limited exposure to Puerto Rico bonds, the majority of which are the sales tax bonds issued by COFINA, which we consider the best of the Puerto Rico issuance. NUV and NUW held small positions in a variety of other Puerto Rico credits, including highway, aqueduct and cogeneration facilities bonds. NEV also holds a small position in education bonds issued for Ana G. Mendez University, a private school, and less than 0.5% of its portfolio in Puerto Rico GOs. Overall, the small nature of our exposure helped to limit the impact of the Puerto Rico bonds’ underperformance on the Funds.

10	Nuveen Investments

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of NEV relative to its comparative benchmark was the Fund’s use of leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. This was also a factor, although less significantly, for NUV, NUW and NMI because their use of leverage is more modest. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a negative contribution to the performance of these Funds over this reporting period.

As of October 31, 2013, the Funds’ percentages of effective leverage are as shown in the accompanying table.

	NUV	NUW	NMI	NEV
Effective Leverage*	1.92%	7.42%	9.46%	35.05%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values.

Nuveen Investments	11

Share Information

DIVIDEND INFORMATION

During the current reporting period ended October 31, 2013, the Funds’ monthly dividends to shareholders were as shown in the accompanying table.

	Per Share Amounts
	NUV	NUW	NMI	NEV
November	$0.0370	$0.0670	$0.0475	$0.0800
December	0.0370	0.0670	0.0475	0.0800
January	0.0370	0.0670	0.0475	0.0800
February	0.0370	0.0670	0.0475	0.0800
March	0.0370	0.0670	0.0475	0.0800
April	0.0370	0.0670	0.0475	0.0800
May	0.0370	0.0670	0.0475	0.0800
June	0.0370	0.0670	0.0475	0.0800
July	0.0370	0.0670	0.0475	0.0800
August	0.0370	0.0670	0.0475	0.0800
September	0.0370	0.0670	0.0475	0.0800
October	0.0370	0.0670	0.0475	0.0800

Long-Term Capital Gain*	$—	$0.0090	$—	$—
Ordinary Income Distribution*	$0.0035	$—	$0.0016	$0.0031

Market Yield**	4.91%	5.28%	5.64%	6.90%
Taxable-Equivalent Yield**	6.82%	7.33%	7.83%	9.58%

*	Distribution paid in December 2012.

**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2013, all of the Funds in this report had positive UNII balances for tax and financial reporting purposes.

12	Nuveen Investments

EQUITY SHELF PROGRAMS

The following Funds are authorized to issue additional shares through their equity shelf program. Under this program, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per share.

	NUV	NUW		NEV
Additional Shares Authorized	19,600,000	1,200,000	*	1,900,000	*

*    Equity shelf program declared effective by the SEC during the current reporting period.

During the current reporting period, NUV, NUW and NEV sold shares through their equity shelf program at a weighted average premium to NAV per share as shown in the accompanying table.

	NUV	NUW	NEV
Shares Sold through Equity Shelf Program	1,027,916	163,893	1,770,555
Weighted Average Premium to NAV per Share Sold	1.18%	1.71%	2.61%

Refer to Notes to Financial Statements, Note 1 — General Information and Significant Accounting Policies for further details on the Funds’ equity shelf programs.

SHARE REPURCHASES

During November 2013 (subsequent to the close of this reporting period), the Nuveen Funds’ Board of Directors/Trustees reauthorized the Funds’ open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding shares.

	NUV	NUW	NMI	NEV
Common Shares Cumulatively Repurchased and Retired	—	—	—	—
Common Shares Authorized for Repurchase	20,475,000	1,300,000	825,000	1,930,000

OTHER SHARE INFORMATION

As of October 31, 2013, and during the current reporting period, the share prices of the Funds were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	NUV	NUW	NMI	NEV
NAV	$9.61	$16.35	$10.80	$14.10
Share Price	$9.05	$15.23	$10.11	$13.92
Premium/(Discount) to NAV	(5.83)%	(6.85)%	(6.39)%	(1.28)%
12-Month Average Premium/(Discount) to NAV	(1.99)%	(2.20)%	0.79%	(0.03)%

Nuveen Investments	13

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Derivatives Strategy Risk: Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

14	Nuveen Investments

NUV
Nuveen Municipal Value Fund, Inc. Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NUV at NAV	(2.55)%	7.50%	4.86%
NUV at Share Price	(8.67)%	6.12%	5.26%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average	(1.93)%	6.14%	4.46%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Tax Obligation/Limited	22.8%
Health Care	19.2%
Transportation	14.3%
Tax Obligation/General	11.3%
U.S. Guaranteed	9.3%
Utilities	6.1%
Consumer Staples	5.9%
Other	11.1%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	16.4%
AA	30.6%
A	30.2%
BBB	9.7%
BB or Lower	7.9%
N/R	2.3%

States1
(as a % of total investments)
California	14.2%
Illinois	13.4%
Texas	12.2%
New York	6.9%
Florida	5.4%
Colorado	4.6%
Michigan	4.2%
Ohio	3.7%
Puerto Rico	3.0%
Washington	2.9%
Wisconsin	2.9%
Indiana	2.2%
New Jersey	2.2%
Virginia	2.0%
Louisiana	1.9%
Other	18.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	15

NUW
Nuveen AMT-Free Municipal Value Fund Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	Since Inception1
NUW at NAV	(3.59)%	8.31%
NUW at Share Price	(14.31)%	5.70%
S&P Municipal Bond Index	(1.69)%	5.85%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average	(1.93)%	8.36%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition2
(as a % of total investments)
Tax Obligation/Limited	23.0%
Health Care	19.9%
Transportation	11.9%
Tax Obligation/General	9.1%
Utilities	9.0%
Consumer Staples	7.9%
U.S. Guaranteed	6.6%
Water and Sewer	5.5%
Other	7.1%

Credit Quality2,3,4
(as a % of total investment exposure)
AAA/U.S. Guaranteed	9.5%
AA	31.9%
A	32.0%
BBB	16.9%
BB or Lower	6.7%
N/R	1.3%

States2
(as a % of total investments)
Illinois	10.8%
California	8.7%
Florida	8.2%
Louisiana	7.4%
Texas	7.0%
Puerto Rico	6.9%
Ohio	6.5%
Indiana	5.5%
Wisconsin	5.3%
Colorado	5.2%
Michigan	3.8%
Arizona	3.4%
Nevada	3.3%
Other	18.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Since inception returns are from 2/25/09.
2	Holdings are subject to change.
3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

4	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

16	Nuveen Investments

NMI
Nuveen Municipal Income Fund, Inc. Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	5-Year	10-Year
NMI at NAV	(2.58)%	8.63%	5.55%
NMI at Share Price	(15.91)%	5.86%	5.76%
S&P Municipal Bond Index	(1.69)%	6.63%	4.59%
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average	(1.93)%	6.14%	4.46%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition1
(as a % of total investments)
Health Care	21.3%
Education and Civic Organizations	13.2%
Tax Obligation/Limited	12.7%
Tax Obligation/General	12.0%
Water and Sewer	7.6%
Utilities	7.2%
Transportation	6.3%
U.S. Guaranteed	5.9%
Other	13.8%

Credit Quality1,2,3
(as a % of total investment exposure)
AAA/U.S. Guaranteed	6.9%
AA	25.2%
A	33.7%
BBB	22.9%
BB or Lower	5.0%
N/R	3.8%

States1
(as a % of total investments)
California	17.9%
Illinois	10.8%
Colorado	8.2%
Texas	7.9%
Missouri	7.5%
Florida	5.5%
Wisconsin	5.0%
Ohio	4.1%
Pennsylvania	3.8%
New York	3.8%
Kentucky	2.6%
Tennessee	2.3%
Indiana	1.8%
Other	18.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Holdings are subject to change.
2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.

Nuveen Investments	17

NEV
Nuveen Enhanced Municipal Value Fund Performance Overview and Holding Summaries as of October 31, 2013

Average Annual Total Returns as of October 31, 2013

	Average Annual
	1-Year	Since Inception1
NEV at NAV	(5.02)%	6.13%
NEV at Share Price	(8.12)%	4.71%
S&P Municipal Bond Index	(1.69)%	4.22%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	(6.12)%	6.28%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Portfolio Composition2,5
(as a % of total investments)
Tax Obligation/Limited	21.8%
Health Care	15.6%
Transportation	13.4%
Education and Civic Organizations	11.4%
Tax Obligation/General	9.5%
Consumer Staples	5.7%
Water and Sewer	5.1%
Housing/Multifamily	4.5%
Other	13.0%

Credit Quality2,3,4
(as a % of total investment exposure)
AAA/U.S. Guaranteed	0.3%
AA	47.9%
A	18.2%
BBB	11.7%
BB or Lower	10.8%
N/R	9.8%

States2,5
(as a % of total investments)
California	15.3%
Illinois	11.6%
Florida	6.9%
Michigan	6.9%
Ohio	6.4%
Georgia	6.2%
Pennsylvania	5.2%
Wisconsin	4.4%
Colorado	4.0%
New York	3.4%
Arizona	3.3%
Texas	3.2%
Washington	2.4%
Puerto Rico	2.3%
Other	18.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.
1	Since inception returns are from 9/25/09.
2	Holdings are subject to change.
3
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

4	Percentage may not add to 100% due to the exclusion of other assets less liabilities from the table.
5	Excluding investments in derivatives.

18	Nuveen Investments

NUV NUW NMI NEV
Shareholder Meeting Report
The annual meeting of shareholders was held in the offices of Nuveen Investments on August 7, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

	NUV	NUW	NMI	NEV
	Common	Common	Common	Common
	shares	shares	shares	shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	175,989,726	10,128,085	7,227,697	17,733,439
Withhold	4,169,236	379,927	252,506	448,499
Total	180,158,962	10,508,012	7,480,203	18,181,938
Judith M. Stockdale
For	175,847,977	10,110,826	7,200,438	17,727,435
Withhold	4,310,985	397,186	279,765	454,503
Total	180,158,962	10,508,012	7,480,203	18,181,938
Carole E. Stone
For	175,853,001	10,118,851	7,203,529	17,739,117
Withhold	4,305,961	389,161	276,674	442,821
Total	180,158,962	10,508,012	7,480,203	18,181,938
Virginia L. Stringer
For	175,879,399	10,123,218	7,223,524	17,724,765
Withhold	4,279,563	384,794	256,679	457,173
Total	180,158,962	10,508,012	7,480,203	18,181,938

Nuveen Investments	19

Report of Independent Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders of
Nuveen Municipal Value Fund, Inc.
Nuveen AMT-Free Municipal Value Fund
Nuveen Municipal Income Fund, Inc.
Nuveen Enhanced Municipal Value Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund, Nuveen Municipal Income Fund, Inc., and Nuveen Enhanced Municipal Value Fund (the “Funds”) as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, counterparty, and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc., Nuveen AMT-Free Municipal Value Fund, Nuveen Municipal Income Fund, Inc., and Nuveen Enhanced Municipal Value Fund at October 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 27, 2013

20	Nuveen Investments

NUV
Nuveen Municipal Value Fund, Inc.
Portfolio of Investments

October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.9%
	MUNICIPAL BONDS – 97.9%
	Alaska – 0.8%
$3,335	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/30 – FGIC Insured	12/14 at 100.00	AA+	$3,442,020
5,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA+	5,337,950
5,405	CivicVentures, Alaska, Anchorage Convention Center Revenue Bonds, Series 2006, 5.000%, 9/01/34 – NPFG Insured	9/15 at 100.00	A1	5,621,092
2,500	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32	6/14 at 100.00	B2	1,909,525
16,240	Total Alaska			16,310,587
	Arizona – 0.7%
2,500	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38	7/18 at 100.00	AA–	2,574,850
2,500	Phoenix Civic Improvement Corporation, Arizona, Subordinate Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Series 2005A, 5.000%, 7/01/35 – FGIC Insured	No Opt. Call	AA	2,571,175
2,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	B–	2,369,695
5,600	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	5,635,784
1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.250%, 9/01/30	3/14 at 100.00	A2	1,000,240
14,175	Total Arizona			14,151,744
	Arkansas – 0.1%
1,150	Benton Washington Regional Public Water Authority, Arkansas, Water Revenue Bonds, Refunding & Improvement Series 2007, 4.750%, 10/01/33 – SYNCORA GTY Insured	10/17 at 100.00	A–	1,154,853
	California – 13.9%
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	A+	5,155,100
5,425	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Gold Country Settlement Funding Corporation, Series 2006, 0.000%, 6/01/33	12/13 at 100.00	CCC	1,184,115
3,275	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	12/18 at 100.00	B+	2,925,525
	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2006:
5,000	5.000%, 4/01/37 – BHAC Insured	4/16 at 100.00	AA+	5,029,150
6,000	5.000%, 4/01/37	4/16 at 100.00	A+	6,026,160
3,850	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/33	7/23 at 100.00	AA–	3,974,933
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,368,320
2,130	California Pollution Control Financing Authority, Revenue Bonds, Pacific Gas and Electric Company, Series 2004C, 4.750%, 12/01/23 – FGIC Insured (Alternative Minimum Tax)	6/17 at 100.00	A3	2,226,851
2,500	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C, 5.500%, 6/01/22 (Pre-refunded 12/01/13)	12/13 at 100.00	AAA	2,511,050

Nuveen Investments	21

NUV	Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,235	California State, General Obligation Bonds, Series 2003, 5.000%, 2/01/33	8/14 at 100.00	A1	$2,241,191
7,450	California State, General Obligation Bonds, Series 2003, 5.250%, 2/01/28 (Pre-refunded 12/05/13)	12/13 at 100.00	A1 (4)	7,478,832
2,500	California State, General Obligation Bonds, Series 2004, 5.000%, 3/01/34 – AMBAC Insured	9/14 at 100.00	AA+	2,558,275
16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	16,448,000
5,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	A1	5,121,250
3,245	California Statewide Community Development Authority, Certificates of Participation, Internext Group, Series 1999, 5.375%, 4/01/17	4/14 at 100.00	BBB+	3,254,475
3,125	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38	8/19 at 100.00	Aa2	3,637,375
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	3,966,120
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/32 – AGM Insured	8/18 at 100.00	Aa1	5,238,300
4,505	Covina-Valley Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2003B, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	A+	2,071,219
16,045	Desert Community College District, Riverside County, California, General Obligation Bonds, Election 2004 Series 2007C, 0.000%, 8/01/33 – AGM Insured	8/17 at 42.63	Aa2	5,579,970
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/22 (ETM)	No Opt. Call	Aaa	24,352,800
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
11,830	5.000%, 6/01/38 – FGIC Insured	6/15 at 100.00	A2	11,632,202
15,000	5.000%, 6/01/45	6/15 at 100.00	A2	14,491,350
13,065	5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	12,563,304
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
17,190	4.500%, 6/01/27	6/17 at 100.00	B	14,702,263
7,955	5.000%, 6/01/33	6/17 at 100.00	B	6,132,112
1,500	5.125%, 6/01/47	6/17 at 100.00	B	1,051,305
4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.125%, 8/01/37 – AGC Insured	8/16 at 102.00	AA–	4,672,575
4,000	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/13 at 101.00	N/R	4,050,600
	Merced Union High School District, Merced County, California, General Obligation Bonds, Series 1999A:
2,500	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	AA–	1,703,650
2,555	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA–	1,617,775
2,365	Montebello Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2004, 0.000%, 8/01/27 – FGIC Insured	No Opt. Call	A+	1,147,782
4,405	Moreland School District, Santa Clara County, California, General Obligation Bonds, Series 2004D, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA+	1,555,626
	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A:
2,200	0.000%, 8/01/28	2/28 at 100.00	AA	1,485,528
2,315	0.000%, 8/01/43	8/35 at 100.00	AA	1,105,667
3,550	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	4,269,585
	Napa Valley Community College District, Napa and Sonoma Counties, California, General Obligation Bonds, Election 2002 Series 2007C:
7,200	0.000%, 8/01/29 – NPFG Insured	8/17 at 54.45	Aa2	3,315,528
11,575	0.000%, 8/01/31 – NPFG Insured	8/17 at 49.07	Aa2	4,754,547

22	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,600	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	Aa3	$1,693,404
4,900	Ontario, California, Certificates of Participation, Water System Improvement Project, Refunding Series 2004, 5.000%, 7/01/29 (Pre-refunded 7/01/14) – NPFG Insured	7/14 at 100.00	AA (4)	5,058,466
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	2,423,414
10,150	Placer Union High School District, Placer County, California, General Obligation Bonds, Series 2004C, 0.000%, 8/01/33 – AGM Insured	No Opt. Call	AA	3,489,469
2,575	Rancho Mirage Joint Powers Financing Authority, California, Certificates of Participation, Eisenhower Medical Center, Series 1997B, 4.875%, 7/01/22 – NPFG Insured	7/15 at 102.00	Baa1	2,626,346
8,000	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.625%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (4)	8,292,560
15,505	Riverside Public Financing Authority, California, Tax Allocation Bonds, University Corridor, Series 2007C, 5.000%, 8/01/37 – NPFG Insured	8/17 at 100.00	A	14,819,059
	San Bruno Park School District, San Mateo County, California, General Obligation Bonds, Series 2000B:
2,575	0.000%, 8/01/24 – FGIC Insured	No Opt. Call	AA	1,686,316
2,660	0.000%, 8/01/25 – FGIC Insured	No Opt. Call	AA	1,643,375
250	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D, 7.000%, 8/01/41	2/21 at 100.00	BBB	267,140
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
11,990	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	A	6,229,165
14,740	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	3,812,354
5,000	San Jose, California, Airport Revenue Bonds, Series 2007A, 6.000%, 3/01/47 – AMBAC Insured (Alternative Minimum Tax)	3/17 at 100.00	A2	5,254,200
13,220	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/28 – NPFG Insured	No Opt. Call	Aaa	7,053,795
5,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/24 – FGIC Insured	No Opt. Call	Aa1	3,388,550
2,000	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2005A-2, 5.400%, 6/01/27	6/17 at 100.00	B+	1,840,620
1,300	University of California, General Revenue Bonds, Refunding Series 2009O, 5.250%, 5/15/39	5/19 at 100.00	Aa1	1,393,535
353,740	Total California			274,572,178
	Colorado – 4.5%
5,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB–	4,640,150
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	4,576,600
7,105	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (WI/DD, Settling 11/14/13)	1/23 at 100.00	A+	7,066,633
1,700	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA–	1,746,002
15,925	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	16,016,250
750	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2006B, 5.000%, 12/01/23 – RAAI Insured	12/16 at 100.00	Baa2	759,098
2,000	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Series 2012A, 5.000%, 3/01/41	3/22 at 100.00	Aa2	2,087,100
2,200	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/29	11/22 at 100.00	A+	2,339,722

Nuveen Investments	23

NUV	Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$5,160	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	$5,192,302
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
24,200	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	8,790,408
17,000	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	5,781,020
7,600	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Refunding Series 2006B, 0.000%, 9/01/39 – NPFG Insured	9/26 at 52.09	A	1,636,432
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
7,700	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	3,668,588
10,075	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	2,714,004
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	4,523,750
7,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.700%, 6/15/21 (Pre-refunded 6/15/16) – AMBAC Insured	6/16 at 100.00	N/R (4)	7,949,410
5,000	Rangely Hospital District, Rio Blanco County, Colorado, General Obligation Bonds, Refunding Series 2011, 6.000%, 11/01/26	11/21 at 100.00	Baa1	5,527,500
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	3,849,375
132,165	Total Colorado			88,864,344
	Connecticut – 0.3%
1,500	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Hartford Healthcare, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	A	1,485,465
7,563	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31	No Opt. Call	N/R	5,221,893
9,063	Total Connecticut			6,707,358
	District of Columbia – 0.5%
10,000	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	10/16 at 100.00	A1	9,917,800
	Florida – 5.3%
3,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA–	3,061,290
13,250	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.500%, 6/01/14	No Opt. Call	A+	13,652,535
10,000	Florida State Board of Education, Public Education Capital Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (UB)	6/15 at 101.00	AAA	10,019,000
2,845	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding Series 2009C, 5.000%, 10/01/34	No Opt. Call	Aa3	2,957,008
2,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	2,672,313
3,000	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	Aa2	3,092,670
5,000	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A–	5,096,750
4,090	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A–	4,138,262
9,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 6.000%, 8/01/46	8/21 at 100.00	A	10,207,465
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/29	10/20 at 100.00	A	4,146,480
9,340	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/39 – AGM Insured	10/20 at 100.00	AA–	9,608,992

24	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,900	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2006, 5.000%, 10/01/31 – SYNCORA GTY Insured	10/16 at 100.00	AA–	$3,042,854
3,250	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A, 5.000%, 11/01/43	11/22 at 100.00	BBB+	3,163,843
9,250	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	A	9,298,563
2,500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	2,580,850
14,730	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	14,529,672
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,391,113
102,605	Total Florida			104,659,660
	Georgia – 0.3%
1,105	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2001A, 5.000%, 11/01/33 – NPFG Insured	11/13 at 100.00	Aa2	1,107,763
4,400	Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2004, 5.250%, 10/01/39 – AGM Insured	10/14 at 100.00	AA–	4,533,452
5,505	Total Georgia			5,641,215
	Guam – 0.0%
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	342,877
	Illinois – 13.2%
17,205	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/24 – FGIC Insured	No Opt. Call	A+	9,390,489
6,705	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 0.000%, 12/01/31 – FGIC Insured	No Opt. Call	A+	2,095,111
1,500	Chicago Park District, Illinois, General Obligation Bonds, Limited Tax Series 2011A, 5.000%, 1/01/36	1/22 at 100.00	AA+	1,472,295
	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A:
2,585	4.750%, 1/01/30 – AGM Insured	1/16 at 100.00	AA–	2,477,774
5,000	4.625%, 1/01/31 – AGM Insured	1/16 at 100.00	AA–	4,702,900
285	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.625%, 1/01/39 – AMBAC Insured	1/14 at 100.00	AA–	285,057
7,750	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	1/14 at 100.00	AA–	7,557,258
2,825	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA–	2,827,062
3,320	Cook and DuPage Counties Combined School District 113A Lemont, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/20 – FGIC Insured	No Opt. Call	A+	2,360,553
3,020	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/19 – AGM Insured	12/16 at 100.00	AA–	3,208,357
8,875	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA	8,937,036
3,260	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	3,297,946
385	DuPage County Community School District 200, Wheaton, Illinois, General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 (Pre-refunded 1/01/14) – AGM Insured	1/14 at 100.00	AA (4)	388,280
5,000	Illinois Development Finance Authority, Gas Supply Revenue Bonds, Peoples Gas, Light and Coke Company, Series 2003E, 4.875%, 11/01/38 (Mandatory put 11/01/18) – AMBAC Insured (Alternative Minimum Tax)	5/14 at 101.00	A1	5,066,600
28,030	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/19 – AGM Insured	No Opt. Call	Aa3	24,168,027
1,800	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Winnebago and Boone Counties School District 205 – Rockford, Series 2000, 0.000%, 2/01/19 – AGM Insured	No Opt. Call	A2	1,546,848

Nuveen Investments	25

NUV	Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,875	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	$1,982,625
3,000	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	3,054,030
5,245	Illinois Finance Authority, Revenue Bonds, Loyola University of Chicago, Tender Option Bond Trust 1137, 9.232%, 7/01/15 (IF)	No Opt. Call	Aa1	5,399,308
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	5,210,500
4,845	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	5,248,346
4,800	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	5,817,936
4,260	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	4,401,475
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	2,604,800
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	3,067,410
2,735	Illinois Health Facilities Authority, Revenue Bonds, South Suburban Hospital, Series 1992, 7.000%, 2/15/18 (ETM)	No Opt. Call	N/R (4)	3,129,004
5,000	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001, 5.500%, 6/15/30 – AMBAC Insured	6/15 at 101.00	A	5,279,250
655	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A–	681,678
5,590	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	5,614,093
5,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC	3,421,900
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A:
12,320	0.010%, 6/15/17 – FGIC Insured	No Opt. Call	A	11,427,170
9,270	0.010%, 6/15/18 – FGIC Insured	No Opt. Call	AAA	8,280,520
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B:
7,250	0.000%, 6/15/18 – NPFG Insured	No Opt. Call	AAA	6,476,135
3,635	0.000%, 6/15/21 – NPFG Insured	No Opt. Call	AAA	2,712,074
5,190	0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AAA	2,381,224
11,670	0.000%, 6/15/29 – FGIC Insured	No Opt. Call	AAA	4,984,607
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
10,000	0.000%, 6/15/24 – NPFG Insured	6/22 at 101.00	AAA	9,215,900
4,950	0.000%, 12/15/32 – NPFG Insured	No Opt. Call	AAA	1,646,469
21,375	0.000%, 6/15/34 – NPFG Insured	No Opt. Call	AAA	6,443,708
21,000	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA	5,777,100
21,970	0.000%, 6/15/36 – NPFG Insured	No Opt. Call	AAA	5,870,164
10,375	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	AAA	2,692,416
25,825	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	AAA	5,749,162
16,800	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	12,188,232
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 2002B:
3,775	5.500%, 6/15/20 – NPFG Insured	6/17 at 101.00	AAA	4,204,067
5,715	5.550%, 6/15/21 – NPFG Insured	6/17 at 101.00	AAA	6,307,131
6,095	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2002A, 6.000%, 7/01/32 – NPFG Insured	No Opt. Call	AA	7,122,190
1,160	Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood Grove Special Service Area 4, Series 2007, 4.700%, 3/01/33 – AGC Insured	3/17 at 100.00	AA–	1,094,042

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$5,020	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/23 – AGM Insured	No Opt. Call	AA–	$3,323,340
3,000	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2007, 5.000%, 3/01/22 – NPFG Insured	3/17 at 100.00	A	3,122,070
4,900	Springfield, Illinois, Electric Revenue Bonds, Series 2006, 5.000%, 3/01/26 – NPFG Insured	3/16 at 100.00	A	4,975,705
280	Tri-City Regional Port District, Illinois, Port and Terminal Facilities Revenue Refunding Bonds, Delivery Network Project, Series 2003A, 4.900%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	269,396
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	628,444
1,575	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured	No Opt. Call	Baa1	1,363,556
720	Will County Community School District 161, Summit Hill, Illinois, Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 – FGIC Insured (ETM)	No Opt. Call	Baa1 (4)	681,307
3,680	Will County Community Unit School District 201U, Crete-Monee, Will County, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/16 – FGIC Insured	No Opt. Call	A+	3,475,576
2,945	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/15 – AGM Insured	No Opt. Call	AA–	2,871,346
372,160	Total Illinois			259,976,999
	Indiana – 2.2%
300	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/24	4/14 at 100.00	BB+	278,709
2,525	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	2,474,273
1,640	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	1,455,926
2,250	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc, Series 2006E, 5.250%, 5/15/41 – AGM Insured	5/18 at 100.00	Aa3	2,275,583
3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 (Pre-refunded 3/01/14) – AMBAC Insured	3/14 at 100.00	A+ (4)	3,052,440
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	2,062,700
6,735	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	6,781,135
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
12,500	0.000%, 2/01/21 – AMBAC Insured	No Opt. Call	AA	10,192,750
2,400	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	1,573,848
14,595	0.000%, 2/01/27 – AMBAC Insured	No Opt. Call	AA	8,510,490
3,950	Whiting Redevelopment District, Indiana, Tax Increment Revenue Bonds, Lakefront Development Project, Series 2010, 6.750%, 1/15/32	7/20 at 100.00	N/R	4,041,166
51,895	Total Indiana			42,699,020
	Iowa – 1.0%
14,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	13,908,980
7,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	B+	5,408,410
21,500	Total Iowa			19,317,390
	Kansas – 1.0%
10,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/22 (Pre-refunded 3/01/14)	3/14 at 100.00	AAA	10,162,300

Nuveen Investments	27

NUV	Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
$14,590	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	$9,738,825
24,590	Total Kansas			19,901,125
	Kentucky – 0.1%
880	Greater Kentucky Housing Assistance Corporation, FHA-Insured Section 8 Mortgage Revenue Refunding Bonds, Series 1997A, 6.100%, 1/01/24 – NPFG Insured	1/14 at 100.00	A	881,619
1,750	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA–	1,751,278
2,630	Total Kentucky			2,632,897
	Louisiana – 1.9%
12,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	12,804,360
2,310	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	2/14 at 100.00	BBB	2,554,952
5,450	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB	5,884,474
5,150	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/32	8/15 at 100.00	A+	5,197,226
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
3,620	5.250%, 5/15/38	5/17 at 100.00	Baa1	3,634,408
1,900	5.375%, 5/15/43	5/17 at 100.00	Baa1	1,912,103
5,000	Louisiana Public Facilities Authority, Revenue Bonds, University of New Orleans Research and Technology, Series 2006, 5.250%, 3/01/37 – NPFG Insured	No Opt. Call	A+	5,153,800
35,430	Total Louisiana			37,141,323
	Maine – 0.1%
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,108,265
	Maryland – 0.5%
2,500	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	2,383,425
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	1,623,900
5,700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33	8/14 at 100.00	A2	5,841,132
9,700	Total Maryland			9,848,457
	Massachusetts – 1.6%
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	504,505
3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2005C, 5.000%, 7/15/35	No Opt. Call	AAA	3,148,590
1,360	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43	2/14 at 100.00	D	1,048,506
1,072	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43	1/43 at 102.19	D	108,163
1,608	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43	2/14 at 100.00	D	16

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	$2,384,042
12,010	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40	12/18 at 100.00	AA–	12,306,887
9,110	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	9,604,491
980	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/29 – NPFG Insured	No Opt. Call	A+	514,804
1,630	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Series 2000-6, 5.500%, 8/01/30	2/14 at 100.00	Aaa	1,635,379
33,570	Total Massachusetts			31,255,383
	Michigan – 4.1%
9,910	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/14 at 100.00	B–	8,565,510
1,415	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	1,306,314
3,700	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 4.500%, 11/01/23	11/20 at 100.00	AA	3,622,152
1,760	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/16 – NPFG Insured (5)	4/14 at 100.00	A	1,706,250
	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A:
11,065	5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	9,992,691
3,000	4.500%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	2,525,460
3,000	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	2,919,960
3,395	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	3,411,330
7,445	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001C-2, 5.250%, 7/01/29 – FGIC Insured	7/18 at 100.00	AA+	7,511,856
3,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.750%, 7/01/37	7/21 at 100.00	BB–	2,879,970
1,635	Detroit, Michigan, Water Supply System Second Lien Revenue Bonds, Series 2003B, 5.000%, 7/01/34 – NPFG Insured	1/14 at 100.00	A	1,480,362
2,955	Detroit, Michigan, Water Supply System Second Lien Revenue Refunding Bonds, Series 2006C, 5.000%, 7/01/33 – AGM Insured	No Opt. Call	AA–	2,731,750
2,210	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	1/14 at 100.00	A	2,000,978
2,200	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2005B, 4.750%, 7/01/34 – BHAC Insured	No Opt. Call	AA+	2,121,262
5,200	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 4.625%, 7/01/32 – AGM Insured	7/16 at 100.00	AA–	4,608,344
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	2,035,920
4,500	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	Aa2	4,499,820
	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
5,000	7.900%, 10/01/21 (5)	4/14 at 100.00	Ca	2,700,200
3,500	8.000%, 10/01/31 (5)	4/14 at 100.00	Ca	1,890,140
8,460	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005I, 5.000%, 10/15/22 – AMBAC Insured	10/15 at 100.00	Aa3	9,032,996
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,385,003

Nuveen Investments	29

NUV	Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$2,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.000%, 12/01/34 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	A	$1,941,580
88,500	Total Michigan			80,869,848
	Minnesota – 0.9%
1,750	Breckenridge, Minnesota, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	5/14 at 100.00	A+	1,755,268
6,375	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	7,451,419
2,300	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2005C, 5.000%, 1/01/31 – FGIC Insured	1/15 at 100.00	A	2,364,952
6,730	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/36	11/16 at 100.00	A	6,824,960
17,155	Total Minnesota			18,396,599
	Missouri – 0.9%
12,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B, 5.000%, 6/01/30	6/20 at 100.00	AA–	12,414,120
3,465	Missouri State Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	3,450,724
2,600	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 4.500%, 12/15/25 – NPFG Insured	12/16 at 100.00	A	2,661,308
18,065	Total Missouri			18,526,152
	Nebraska – 0.3%
5,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2008A, 5.500%, 2/01/39	2/18 at 100.00	AA	5,471,150
	Nevada – 0.9%
5,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	5,447,200
10,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	A	8,619,500
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.714%, 7/01/31 – BHAC Insured (IF) (6)	7/17 at 100.00	AA+	2,777,500
1,500	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A, 6.750%, 6/15/28	6/18 at 100.00	B2	1,472,565
19,000	Total Nevada			18,316,765
	New Hampshire – 0.1%
1,500	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	1,563,615
	New Jersey – 2.1%
9,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	11/13 at 100.00	B	8,999,730
3,300	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	3,224,661
4,740	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/34	1/17 at 41.49	BBB+	1,465,892
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
30,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A+	12,189,000
27,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA–	9,638,460
205	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	230,924
	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
105	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (4)	118,815
105	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A (4)	118,815
930	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+ (4)	1,029,054

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	AA–	$1,195,530
5,345	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	3,890,839
81,865	Total New Jersey			42,101,720
	New Mexico – 0.1%
1,365	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	1,601,937
	New York – 6.7%
10,000	Dormitory Authority of the State of New York, FHA Insured Mortgage Hospital Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35	8/16 at 100.00	AAA	9,834,100
8,500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Kaleida Health, Series 2004, 5.050%, 2/15/25 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	8,618,065
8,400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	8,419,992
2,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006B, 5.000%, 12/01/35	6/16 at 100.00	A–	2,039,060
12,855	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	13,063,894
1,510	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Vaughn College of Aeronautics, Series 2006B, 5.000%, 12/01/31	12/16 at 100.00	BB	1,363,183
10,000	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, JFK Airport – American Airlines Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum Tax)	8/14 at 100.00	N/R	10,643,200
9,850	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured	9/16 at 100.00	A	9,655,955
5,500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Series 2004B, 5.000%, 6/15/36 – AGM Insured (UB)	12/14 at 100.00	AAA	5,644,320
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007B, 4.750%, 11/01/27	5/17 at 100.00	AAA	5,376,500
15,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	15,823,800
	New York City, New York, General Obligation Bonds, Fiscal Series 2004C:
8,000	5.250%, 8/15/24 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	8,322,400
6,000	5.250%, 8/15/25 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	6,241,800
2,700	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,887,920
14,310	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/19	12/13 at 100.00	AA–	14,353,789
9,925	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	10,675,727
129,550	Total New York			132,963,705
	North Carolina – 0.5%
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,007,680
1,500	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.125%, 1/15/37	1/21 at 100.00	AA–	1,518,360
1,500	North Carolina Infrastructure Finance Corporation, Certificates of Participation, Correctional Facilities, Series 2004A, 5.000%, 2/01/20 (Pre-refunded 2/01/14)	2/14 at 100.00	AA+ (4)	1,518,270
2,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31	10/17 at 100.00	AA–	1,954,220
2,010	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2010A, 5.000%, 6/01/42	6/20 at 100.00	AA	2,047,145
10,010	Total North Carolina			10,045,675

Nuveen Investments	31

NUV	Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Dakota – 0.5%
$7,820	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	$8,845,828
	Ohio – 3.6%
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	10,144,700
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
6,520	5.375%, 6/01/24	6/17 at 100.00	B–	5,714,584
5,830	5.125%, 6/01/24	6/17 at 100.00	B–	4,982,901
5,805	5.875%, 6/01/30	6/17 at 100.00	B	4,728,231
17,165	5.750%, 6/01/34	6/17 at 100.00	B	13,440,195
4,020	6.000%, 6/01/42	6/17 at 100.00	BB+	3,158,393
11,940	5.875%, 6/01/47	6/17 at 100.00	B	9,275,111
16,415	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	13,461,777
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	1,893,623
4,975	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	5,020,521
84,400	Total Ohio			71,820,036
	Oklahoma – 0.9%
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,504,524
2,000	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2007, 5.125%, 9/01/37	9/17 at 100.00	BBB–	1,823,060
	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004:
5,045	5.125%, 2/15/31 (Pre-refunded 2/15/14)	2/14 at 100.00	AA+ (4)	5,117,799
9,955	5.125%, 2/15/31 (Pre-refunded 2/15/14)	2/14 at 100.00	A+ (4)	10,097,456
18,400	Total Oklahoma			18,542,839
	Oregon – 0.2%
2,860	Oregon State Facilities Authority, Revenue Bonds, Willamette University, Series 2007A, 5.000%, 10/01/32	10/17 at 100.00	A	2,926,180
	Pennsylvania – 1.5%
2,715	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA	2,776,468
7,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue, Series 2013A, 5.000%, 12/01/43	12/22 at 100.00	AA	7,658,925
5,000	Pennsylvania Turnpike Commission, Oil Franchise Tax Revenue Bonds, Subordinate Lien Series 2003B, 5.000%, 12/01/21 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	A+ (4)	5,020,350
6,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	A+	6,732,180
8,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2004D, 5.125%, 6/01/34 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	Aa3 (4)	8,232,800
29,715	Total Pennsylvania			30,420,723
	Puerto Rico – 2.9%
8,340	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	BBB–	6,457,412
1,545	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Refunding Series 2007M, 5.000%, 7/01/22	7/17 at 100.00	BBB	1,172,145

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico (continued)
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005K:
$6,130	5.000%, 7/01/20	7/15 at 100.00	BBB	$4,911,785
1,410	5.000%, 7/01/21	7/15 at 100.00	BBB	1,098,489
13,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 – FGIC Insured	No Opt. Call	BBB	8,834,150
5,450	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	12/13 at 100.00	Ba1	4,873,772
1,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 6.250%, 7/01/23	No Opt. Call	BBB–	823,020
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
3,960	5.500%, 8/01/28	No Opt. Call	A+	3,441,557
11,000	0.000%, 8/01/32	8/26 at 100.00	A+	8,118,110
4,985	6.000%, 8/01/42	8/19 at 100.00	A+	4,315,913
8,620	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	6,757,304
76,485	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	5,577,286
21,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BB–	1,237,950
162,925	Total Puerto Rico			57,618,893
	Rhode Island – 1.3%
6,250	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Series 1996, 5.250%, 5/15/26 – NPFG Insured	11/13 at 100.00	A	6,253,875
19,205	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	12/13 at 100.00	BBB–	18,705,094
25,455	Total Rhode Island			24,958,969
	South Carolina – 1.3%
7,000	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/29 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	7,377,860
3,000	Myrtle Beach, South Carolina, Hospitality and Accommodation Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 – FGIC Insured	6/14 at 100.00	A+	3,050,760
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
12,560	0.000%, 1/01/28 – AMBAC Insured	No Opt. Call	AA–	6,732,914
9,535	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA–	4,826,426
4,215	Spartanburg Sanitary Sewer District, South Carolina, Sewer System Revenue Bonds, Series 2003B, 5.000%, 3/01/38 (Pre-refunded 3/01/14) – NPFG Insured	3/14 at 100.00	AA– (4)	4,282,819
36,310	Total South Carolina			26,270,779
	Tennessee – 0.7%
10,300	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.625%, 4/01/38	4/18 at 100.00	A+	10,807,378
3,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	3,007,200
13,300	Total Tennessee			13,814,578
	Texas – 11.9%
5,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax) (5)	12/13 at 100.00	N/R	5,649,950
2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	Ba2	1,969,340

Nuveen Investments	33

NUV	Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$5,560	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	$5,796,634
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/14 at 100.00	C	76,599
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005:
4,000	5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	A (4)	4,221,440
31,550	5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	A (4)	33,296,597
7,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2012D, 5.000%, 11/01/38 (Alternative Minimum Tax)	No Opt. Call	A+	7,220,400
5,000	El Paso County Hospital District, Texas, General Obligation Bonds, Certificates of Obligation Series 2013, 5.000%, 8/15/39	8/23 at 100.00	AA	5,096,600
2,000	El Paso, Texas, General Obligation Bonds, Series 2005, 5.250%, 8/15/14 – FGIC Insured	No Opt. Call	AA	2,080,300
27,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	27,152,448
5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	5,247,100
11,900	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/27 – NPFG Insured	No Opt. Call	A	5,070,471
3,880	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	11/13 at 100.00	A	3,879,767
14,355	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/33 – NPFG Insured	11/24 at 59.10	A	3,854,748
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
24,755	0.000%, 9/01/29 – AMBAC Insured	No Opt. Call	A2	10,680,792
10,000	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	3,734,600
5,000	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.375%, 8/15/35	2/16 at 100.00	BBB–	5,008,100
2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company – Love Field Modernization Program Project, Series 2012, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/22 at 100.00	BBB–	1,975,080
1,750	Martin County Hospital District, Texas, Combination Limited Tax and Revenue Bonds, Series 2011A, 7.250%, 4/01/36	4/21 at 100.00	BBB	1,836,083
	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I:
30,000	0.000%, 1/01/42 – AGC Insured	1/25 at 100.00	AA–	31,694,400
5,220	0.000%, 1/01/43	1/25 at 100.00	A2	5,483,349
6,320	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40 – BHAC Insured	1/18 at 100.00	AA+	6,959,205
15,450	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008D, 0.000%, 1/01/36 – AGC Insured	No Opt. Call	AA–	4,650,914
5,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34 (Pre-refunded 12/01/13)	12/13 at 100.00	A+ (4)	5,024,450
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003A, 5.800%, 7/01/22	7/14 at 100.00	CC	29,980
3,000	San Antonio, Texas, Water System Revenue Bonds, Series 2005, 4.750%, 5/15/37 – NPFG Insured	5/15 at 100.00	AA+	3,119,880
11,585	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Trust 1201, 9.231%, 2/15/30 (IF)	2/17 at 100.00	AA–	11,694,826
4,810	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	AA–	4,967,576
5,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Christus Health, Series 2008A, 6.500%, 7/01/37 – AGC Insured	1/19 at 100.00	AA–	5,483,800

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$10,400	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	$10,086,960
2,250	Texas State University System, Financing Revenue Bonds, Refunding Series 2006, 5.000%, 3/15/27 – AGM Insured	No Opt. Call	Aa2	2,405,858
7,180	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	7,158,029
5,500	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	3,139,345
287,415	Total Texas			235,745,621
	Utah – 0.4%
3,260	Eagle Mountain, Utah, Gas and Electric Revenue Bonds, Series 2005, 5.000%, 6/01/24 – RAAI Insured	6/15 at 100.00	N/R	3,281,777
3,700	Utah State Board of Regents, Utah State University, Revenue Bonds, Series 2004, 5.000%, 4/01/35 (Pre-refunded 4/01/14) – NPFG Insured	4/14 at 100.00	AA (4)	3,775,036
6,960	Total Utah			7,056,813
	Virginia – 1.9%
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,505,205
10,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	7,612,700
5,870	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	5,527,133
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
975	0.000%, 7/01/36	No Opt. Call	BBB–	235,853
18,410	0.000%, 7/01/43	No Opt. Call	BBB–	2,528,614
5,260	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 – SYNCORA GTY Insured	2/17 at 100.00	N/R	5,139,388
1,415	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2007C, 5.000%, 2/01/37 (Pre-refunded 2/01/17) – SYNCORA GTY Insured	2/17 at 100.00	N/R (4)	1,611,360
4,405	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006, 5.250%, 6/15/31	6/16 at 100.00	Baa1	4,407,379
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
4,180	5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,160,312
1,650	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,714,185
3,770	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	3,772,262
57,435	Total Virginia			38,214,391
	Washington – 2.9%
6,750	Cowlitz County Public Utilities District 1, Washington, Electric Production Revenue Bonds, Series 2004, 5.000%, 9/01/34 – FGIC Insured	9/14 at 100.00	A1	6,909,975
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	3,885,046
2,400	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.375%, 12/01/33	12/20 at 100.00	Baa3	2,359,392
12,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Series 2012A, 5.000%, 10/01/33	10/22 at 100.00	AA	12,303,240
8,200	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 0.000%, 7/01/14	No Opt. Call	Aa1	8,182,780

Nuveen Investments	35

NUV	Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	$2,486,925
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured	10/16 at 100.00	AA	4,865,800
2,580	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.000%, 2/15/27 – NPFG Insured	8/17 at 100.00	A	2,611,863
	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C:
9,100	0.000%, 6/01/29 – NPFG Insured	No Opt. Call	AA+	4,931,654
16,195	0.000%, 6/01/30 – NPFG Insured	No Opt. Call	AA+	8,315,809
68,505	Total Washington			56,852,484
	West Virginia – 0.2%
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	3,084,210
	Wisconsin – 2.9%
7,115	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health, Senior Credit Group, Series 2010E, 5.000%, 11/15/33	11/19 at 100.00	AA+	7,446,630
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.000%, 2/15/17	2/16 at 100.00	A–	1,064,450
2,375	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	2,345,716
4,390	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	4,342,939
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2009, 6.000%, 12/01/38	12/18 at 100.00	A	2,635,500
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
3,500	5.750%, 5/01/35	5/21 at 100.00	A	3,726,625
5,000	6.000%, 5/01/41	5/21 at 100.00	A	5,382,350
6,600	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32	8/22 at 100.00	A+	6,738,402
10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, SSM Healthcare System, Series 2010, 5.000%, 6/01/30	6/20 at 100.00	AA–	10,184,800
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
2,490	5.750%, 5/01/33	5/19 at 100.00	AA–	2,759,368
8,945	6.250%, 5/01/37	5/19 at 100.00	AA–	9,964,193
53,915	Total Wisconsin			56,590,973
36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.2%
$2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	$2,207,365
1,850	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	2,044,805
3,885	Total Wyoming			4,252,170
$2,431,808	Total Municipal Bonds (cost $1,894,680,143)			1,933,076,128

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$785	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$141,390
224	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	29,916
$1,009	Total Corporate Bonds (cost $39,956)				171,306
	Total Long-Term Investments (cost $1,894,720,099)				1,933,247,434
	Floating Rate Obligations – (0.7)%				(14,380,000)
	Other Assets Less Liabilities – 2.8%				56,359,653
	Net Assets – 100%				$1,975,227,087

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an interest rate of 5.500% maturing on July 15, 2019 and the second with an interest rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	37

NUW
Nuveen AMT-Free Municipal Value Fund
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.5%
	MUNICIPAL BONDS – 101.5%
	Alaska – 0.5%
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
$955	4.625%, 6/01/23	6/14 at 100.00	Ba1	$900,832
350	5.000%, 6/01/46	6/14 at 100.00	B2	242,333
1,305	Total Alaska			1,143,165
	Arizona – 3.5%
4,000	Maricopa County Pollution Control Corporation, Arizona, Pollution Control Revenue Bonds, El Paso Electric Company, Refunding Series 2009A, 7.250%, 2/01/40	2/19 at 100.00	BBB	4,424,240
3,045	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,064,458
7,045	Total Arizona			7,488,698
	California – 8.8%
2,500	California State Public Works Board, Lease Revenue Bonds, Department of General Services Buildings 8 & 9, Series 2009A, 6.250%, 4/01/34	4/19 at 100.00	A2	2,845,400
500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.835%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	682,620
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
2,365	5.000%, 6/01/45	6/15 at 100.00	A2	2,284,803
1,350	5.000%, 6/01/45 – AMBAC Insured	6/15 at 100.00	A2	1,298,160
3,635	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	2,802,040
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	541,215
10,200	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA–	8,101,758
700	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/24 – FGIC Insured	No Opt. Call	Aa3	439,509
21,700	Total California			18,995,505
	Colorado – 5.3%
5,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2005A, 5.000%, 11/15/25 – SYNCORA GTY Insured	11/15 at 100.00	A+	5,338,000
3,605	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	1,717,566
4,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	12/19 at 100.00	AA–	4,379,480
12,605	Total Colorado			11,435,046
	Florida – 8.3%
9,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41 (UB) (4)	10/19 at 100.00	A	9,943,080
	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1:
2,500	6.000%, 7/01/38	7/18 at 100.00	Aa2	2,799,375
2,000	5.625%, 7/01/38	7/18 at 100.00	Aa2	2,205,420
300	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	221,379

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$865	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	$520,626
375	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	167,288
525	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	5
45	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	43,931
910	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.450%, 5/01/23	5/17 at 100.00	N/R	858,585
2,120	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	1,185,016
19,140	Total Florida			17,944,705
	Georgia – 0.8%
485	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	564,967
1,000	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B	1,167,790
1,485	Total Georgia			1,732,757
	Illinois – 11.0%
3,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/37 – FGIC Insured	No Opt. Call	AA–	665,760
260	Cook and DuPage Counties High School District 210 Lemont, Illinois, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/26 – NPFG Insured	1/16 at 100.00	Aa2	276,851
465	Cook and DuPage Counties High School District 210 Lemont, Illinois, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/26 (Pre-refunded 1/01/16) – NPFG Insured	1/16 at 100.00	Aa2 (6)	511,258
1,885	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Capital Appreciation Refunding Series 2002B, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	AAA	1,846,452
5,035	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 6.000%, 8/15/39	8/19 at 100.00	AA+	5,649,572
3,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.125%, 11/15/37	5/19 at 100.00	A	4,120,550
5,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38	11/18 at 100.00	A	5,875,350
3,960	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	3,723,390
615	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	628,444
560	Will County Community Unit School District 201U, Crete-Monee, Will County, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/23 – FGIC Insured	No Opt. Call	A+	372,271
24,280	Total Illinois			23,669,898
	Indiana – 5.6%
5,000	Indiana Finance Authority, Hospital Revenue Bonds, Deaconess Hospital Obligated Group, Series 2009A, 6.750%, 3/01/39	3/19 at 100.00	A+	5,491,750
3,650	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	3,764,428
2,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2009B, 6.000%, 1/01/39	1/19 at 100.00	A+	2,224,360
1,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	655,770
11,650	Total Indiana			12,136,308

Nuveen Investments	39

NUW	Nuveen AMT-Free Municipal Value Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.8%
$1,545	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.500%, 12/01/22	12/18 at 100.00	BB–	$1,482,026
3,025	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.375%, 6/01/38	6/15 at 100.00	B+	2,335,724
4,570	Total Iowa			3,817,750
	Kansas – 0.3%
820	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB+	547,350
	Louisiana – 7.5%
5,000	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006C-3, 6.125%, 6/01/25 – AGC Insured	6/18 at 100.00	AA–	5,713,350
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
7,000	5.375%, 5/15/43	5/17 at 100.00	Baa1	7,044,590
275	5.500%, 5/15/47	5/17 at 100.00	Baa1	277,761
3,255	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	Baa1	3,252,656
15,530	Total Louisiana			16,288,357
	Maine – 1.8%
3,335	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Tender Option Bond Trust 2009-5B, 13.237%, 7/01/39 (IF) (4)	7/19 at 100.00	Aa2	3,821,476
	Massachusetts – 0.8%
500	Martha’s Vineyard Land Bank, Massachusetts, Revenue Bonds, Series 2002, 5.000%, 5/01/32 – AMBAC Insured	11/13 at 100.00	A–	501,385
1,000	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.414%, 8/01/38 (IF)	8/19 at 100.00	AAA	1,230,640
1,500	Total Massachusetts			1,732,025
	Michigan – 3.9%
5,000	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	A	4,515,450
50	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 5.000%, 7/01/33 – NPFG Insured	7/16 at 100.00	A	45,559
3,100	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2006D, 5.000%, 7/01/32 – AGM Insured	7/16 at 100.00	AA–	2,879,311
1,750	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/26 – AGM Insured	10/16 at 61.33	AA–	954,433
9,900	Total Michigan			8,394,753
	Nevada – 3.3%
1,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/34	7/19 at 100.00	AAA	1,113,930
250	Clark County, Nevada, Senior Lien Airport Revenue Bonds, Series 2005A, 5.000%, 7/01/40 – AMBAC Insured	7/15 at 100.00	Aa2	251,550
5,415	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	5,841,919
6,665	Total Nevada			7,207,399

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey – 3.1%
	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B:
$2,135	7.125%, 12/01/23 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	$2,783,271
3,000	7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (6)	3,971,040
5,135	Total New Jersey			6,754,311
	New York – 1.6%
3,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A	3,292,140
130	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	139,833
3,130	Total New York			3,431,973
	Ohio – 6.6%
5,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2009A, 5.750%, 2/15/39 – AGC Insured	2/19 at 100.00	AA–	5,324,750
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,115	5.875%, 6/01/30	6/17 at 100.00	B	1,722,689
5,910	6.500%, 6/01/47	6/17 at 100.00	B	4,999,919
2,000	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39 (Pre-refunded 1/15/15)	1/15 at 100.00	A (6)	2,157,900
15,025	Total Ohio			14,205,258
	Oklahoma – 0.9%
2,150	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2007, 5.125%, 9/01/37	9/17 at 100.00	BBB–	1,959,790
	Puerto Rico – 7.0%
4,390	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	BBB–	3,399,045
500	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.000%, 7/01/22 – FGIC Insured	No Opt. Call	BBB	379,335
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	2,597,340
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	AA–	8,625,700
17,890	Total Puerto Rico			15,001,420
	Rhode Island – 3.0%
3,000	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group Issue, Series 2009A, 7.000%, 5/15/39	5/19 at 100.00	A–	3,248,670
3,240	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	12/13 at 100.00	BBB+	3,213,205
6,240	Total Rhode Island			6,461,875
	South Carolina – 1.3%
5,435	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	AA–	2,751,088
	Texas – 7.1%
3,550	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/31	8/16 at 46.64	Aaa	1,407,220
1,855	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.500%, 4/01/53	10/23 at 100.00	BBB+	1,846,003

Nuveen Investments	41

NUW	Nuveen AMT-Free Municipal Value Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$5,400	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	$5,693,328
5,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34 (Pre-refunded 12/01/13)	12/13 at 100.00	A+ (6)	5,024,450
1,500	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	1,454,850
17,305	Total Texas			15,425,851
	Virgin Islands – 0.5%
1,000	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,091,400
	Virginia – 1.1%
2,000	Washington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.750%, 7/01/38	1/19 at 100.00	BBB+	2,280,200
	West Virginia – 0.7%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	1,542,105
	Wisconsin – 5.4%
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/39	2/19 at 100.00	A+	1,629,675
9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/36	5/19 at 100.00	AA–	10,070,819
10,500	Total Wisconsin			11,700,494
$228,840	Total Long-Term Investments (cost $192,978,794)			218,960,957
	Floating Rate Obligations – (3.3)%			(7,125,000)
	Other Assets Less Liabilities – 1.8%			3,928,027
	Net Assets – 100%			$215,763,984

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

42	Nuveen Investments

NMI
Nuveen Municipal Income Fund, Inc.
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 101.1%
	MUNICIPAL BONDS – 101.1%
	Alabama – 1.7%
$1,000	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB	$1,003,870
500	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA	499,890
1,500	Total Alabama			1,503,760
	Arizona – 0.6%
500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/28	No Opt. Call	A–	529,490
	California – 18.1%
5,530	Adelanto School District, San Bernardino County, California, General Obligation Bonds, Series 1997A, 0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A+	3,970,201
	Brea Olinda Unified School District, California, General Obligation Bonds, Series 1999A:
2,000	0.000%, 8/01/21 – FGIC Insured	No Opt. Call	Aa2	1,556,760
2,070	0.000%, 8/01/22 – FGIC Insured	No Opt. Call	Aa2	1,521,450
2,120	0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa2	1,454,405
360	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.250%, 6/01/21	12/18 at 100.00	B2	347,756
250	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative Minimum Tax)	2/17 at 100.00	BBB	221,488
2,500	California State Public Works Board, Lease Revenue Bonds, Department of Mental Health, Coalinga State Hospital, Series 2004A, 5.000%, 6/01/25 (Pre-refunded 6/01/14)	6/14 at 100.00	AAA	2,570,925
375	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.000%, 10/01/29	10/19 at 100.00	BBB+	392,910
1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB–	889,520
1,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B	771,520
250	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	254,843
300	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	378,174
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	264,888
385	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C, 6.000%, 8/01/24	2/21 at 100.00	A–	442,107
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.000%, 12/01/22	12/21 at 100.00	A	1,146,970
19,390	Total California			16,183,917
	Colorado – 8.3%
1,000	Adams State College, Colorado, Institutional Enterprise Revenue Bonds, Series 2012, 5.000%, 5/15/37	5/22 at 100.00	Aa2	1,046,660
250	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.375%, 12/01/33	12/23 at 100.00	BBB	251,535
105	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Series 2004, 5.000%, 6/01/33 – SYNCORA GTY Insured	6/14 at 100.00	A	105,017

Nuveen Investments	43

NMI	Nuveen Municipal Income Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	A–	$101,400
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	1,005,730
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/35	6/16 at 100.00	A–	957,320
750	Colorado Springs, Colorado, Utilities System Improvement Revenue Bonds, Series 2013B-1, 5.000%, 11/15/38	11/23 at 100.00	AA	794,940
175	Commerce City Northern Infrastructure General Improvement District, Colorado, General Obligation Bonds, Series 2013, 4.000%, 12/01/38 – AGM Insured	12/22 at 100.00	AA–	156,821
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	1,040,550
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA–	1,075,000
520	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.125%, 11/15/23	No Opt. Call	A	611,676
250	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	234,248
7,150	Total Colorado			7,380,897
	Connecticut – 0.7%
550	Capitol Region Education Council, Connecticut, Revenue Bonds, Series 1995, 6.750%, 10/15/15	4/14 at 100.00	BBB	552,415
95	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	95,096
645	Total Connecticut			647,511
	District of Columbia – 0.7%
570	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A, 5.000%, 10/01/30	10/23 at 100.00	A+	595,827
	Florida – 5.6%
750	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A, 5.000%, 9/01/33	9/23 at 100.00	BBB–	665,228
100	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/13 at 100.00	N/R	97,535
500	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	Baa1	543,110
1,025	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA–	1,045,367
545	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2012, 5.000%, 7/01/42	7/22 at 100.00	AA	554,554
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	1,016,510
515	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA–	516,890
580	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	542,683
5,015	Total Florida			4,981,877
	Georgia – 1.8%
830	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 4.000%, 11/01/25	11/23 at 100.00	A–	767,443
500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA–	523,270

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$300	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	$327,327
1,630	Total Georgia			1,618,040
	Hawaii – 0.3%
250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.625%, 7/01/33	7/23 at 100.00	BB+	250,280
	Illinois – 10.9%
340	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	No Opt. Call	N/R	340,955
1,500	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	2/14 at 100.00	BBB	1,499,970
1,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 1098, 18.056%, 8/15/15 – AGC Insured (IF) (4)	No Opt. Call	AA–	1,029,120
250	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	256,768
80	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.500%, 7/01/28	7/23 at 100.00	A–	81,952
450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29	5/19 at 100.00	A	507,978
500	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44	8/19 at 100.00	BBB+	539,910
250	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	260,568
500	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	A–	503,735
220	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	CCC	86,189
1,500	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2012B, 5.000%, 6/15/52	6/22 at 100.00	AAA	1,447,740
1,305	North Chicago, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 11/01/25 – FGIC Insured	11/15 at 100.00	A	1,382,961
450	Quad Cities Regional Economic Development Authority, Illinois, Revenue Bonds, Augustana College, Series 2012, 5.000%, 10/01/27	10/22 at 100.00	Baa1	467,280
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	859,328
490	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/32	10/23 at 100.00	A	518,494
9,635	Total Illinois			9,782,948
	Indiana – 1.8%
525	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB–	527,725
605	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB	543,913
500	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	576,225
1,630	Total Indiana			1,647,863
	Iowa – 0.9%
835	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 5.625%, 10/01/26	10/21 at 100.00	BBB–	847,467

Nuveen Investments	45

NMI	Nuveen Municipal Income Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas – 0.5%
$480	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	$478,858
	Kentucky – 2.6%
500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	530,245
1,500	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37 (Pre-refunded 2/01/18)	2/18 at 100.00	Aaa	1,824,390
2,000	Total Kentucky			2,354,635
	Louisiana – 1.0%
500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Refunding Bonds, City of Shreveport Airport System Project, Series 2008A, 5.750%, 1/01/28 – AGM Insured	1/19 at 100.00	AA–	528,730
	Louisiana Public Facilities Authority, Extended Care Facilities Revenue Bonds, Comm-Care Corporation Project, Series 1994:
50	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (5)	51,299
275	11.000%, 2/01/14 (ETM)	No Opt. Call	N/R (5)	282,145
825	Total Louisiana			862,174
	Maryland – 1.4%
1,000	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	1,015,420
210	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	206,415
1,210	Total Maryland			1,221,835
	Michigan – 1.6%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	BBB+	327,732
1,025	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.375%, 10/15/36	10/21 at 100.00	Aa3	1,070,110
1,380	Total Michigan			1,397,842
	Mississippi – 0.6%
500	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/14 at 100.00	BBB	499,960
	Missouri – 7.6%
265	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	277,081
4,450	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (4)	12/16 at 100.00	AA+	4,449,822
1,000	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Southwest Baptist University Project, Series 2012, 5.000%, 10/01/33	10/22 at 100.00	BBB–	962,130
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB–	550,870
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 5.250%, 10/01/20	10/18 at 103.00	BBB–	557,460
6,715	Total Missouri			6,797,363
	Montana – 1.3%
1,200	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	1/14 at 100.00	B+	1,203,036

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.5%
$400	Nebraska Educational Finance Authority, Revenue Bonds, Clarkson College Project, Refunding Series 2011, 5.050%, 9/01/30	5/21 at 100.00	Aa3	$418,888
	New Jersey – 0.4%
500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	363,970
	New York – 3.8%
630	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.250%, 7/15/40	1/20 at 100.00	BBB–	666,011
400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	424,480
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	285,045
1,945	Yates County Industrial Development Agency, New York, FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers and Sailors Memorial Hospital, Series 2000A, 6.000%, 2/01/41	2/14 at 100.00	N/R	2,013,931
3,240	Total New York			3,389,467
	North Dakota – 0.4%
300	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	339,354
	Ohio – 4.1%
520	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	B	403,941
1,000	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center Project, Series 2006, 5.250%, 8/15/46	8/16 at 100.00	A–	985,060
1,750	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.250%, 8/01/36	8/21 at 100.00	A2	1,767,045
500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	521,850
3,770	Total Ohio			3,677,896
	Oregon – 1.0%
850	Portland, Oregon, River District Urban Renewal and Redevelopment Bonds, Series 2012C, 5.000%, 6/15/29	6/22 at 100.00	A1	896,206
	Pennsylvania – 3.8%
1,000	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital and Medical Center Project, Series 2012A, 5.000%, 11/01/40	5/22 at 100.00	AA	997,060
1,000	Centre County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Mount Nittany Medical Center Project, Series 2012A, 5.000%, 11/15/47	No Opt. Call	A–	987,880
460	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	489,293
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Foundation for Student Housing at Indiana University, Project Series 2012A, 5.000%, 7/01/41	7/22 at 100.00	BBB+	953,160
3,460	Total Pennsylvania			3,427,393
	Puerto Rico – 0.6%
640	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	554,099
	Rhode Island – 1.1%
1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	12/13 at 100.00	BBB–	973,970

Nuveen Investments	47

NMI	Nuveen Municipal Income Fund, Inc. (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 0.7%
$475	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	Baa1 (5)	$602,718
	Tennessee – 2.3%
1,030	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45 (WI/DD, Settling 11/14/13)	1/23 at 100.00	A+	1,030,288
1,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	1,002,400
500	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (6)	11/17 at 100.00	N/R	1,200
2,530	Total Tennessee			2,033,888
	Texas – 8.0%
1,500	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	1,317,240
105	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	Baa2	95,989
335	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	330,193
350	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation, Inc., Series 2011A, 6.500%, 5/15/31	5/21 at 100.00	BBB	384,528
	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender Option Bond Trust 1015:
850	20.328%, 1/01/38 (IF) (4)	1/18 at 100.00	A3	1,135,116
150	20.436%, 1/01/38 (IF) (4)	1/18 at 100.00	A3	204,192
200	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA+	138,116
270	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	295,151
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
1,000	5.000%, 12/15/27	No Opt. Call	A3	1,005,580
500	5.000%, 12/15/28	No Opt. Call	A3	496,390
405	Texas Private Activity Bond Surface Transpiration Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	438,145
770	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	842,634
500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	462,640
45	West Texas Independent School District, McLennan and Hill Counties, General Obligation Refunding Bonds, Series 1998, 0.000%, 8/15/25	8/14 at 54.76	AAA	23,694
6,980	Total Texas			7,169,608
	Virgin Islands – 0.5%
420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	458,388
	Virginia – 0.3%
250	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	259,725
	Washington – 0.6%
500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	497,385

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 5.0%
$1,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/36	7/23 at 100.00	A–	$1,051,922
290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	289,182
755	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	770,968
1,385	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marquette University, Series 2012, 4.000%, 10/01/32	10/22 at 100.00	A2	1,329,808
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.500%, 5/01/31	5/21 at 100.00	A	1,055,570
4,480	Total Wisconsin			4,497,450
$92,855	Total Long-Term Investments (cost $86,242,789)			90,345,985
	Floating Rate Obligations – (3.7)%			(3,335,000)
	Other Assets Less Liabilities – 2.6%			2,373,339
	Net Assets – 100%			$89,384,324

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 - Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	49

NEV
Nuveen Enhanced Municipal Value Fund
Portfolio of Investments
October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 104.0%
	MUNICIPAL BONDS – 104.0%
	National – 1.3%
$1,926	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2013A-5, 5.000%, 1/31/28 (Mandatory put 1/31/18) (Alternative Minimum Tax)	1/18 at 100.00	Ba1	$1,916,998
2,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, Series 2000B, 5.750%, 6/30/50 (Mandatory put 9/30/19) (Alternative Minimum Tax)	5/14 at 100.00	Ba2	1,988,720
3,926	Total National			3,905,718
	Alabama – 1.4%
2,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA	1,999,560
2,950	Jefferson County, Alabama, Sewer Revenue Warrants, Refunding Series 2003C-10, 0.000%, 2/01/42 - AGM Insured (4)	2/14 at 100.00	AA–	2,065,000
4,950	Total Alabama			4,064,560
	Arizona – 3.4%
2,000	Arizona State, Certificates of Participation, Series 2010A, 5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA–	2,144,640
2,500	Festival Ranch Community Facilities District, Town of Buckeye, Arizona, District General Obligation Bonds, Series 2009, 6.500%, 7/15/31	7/19 at 100.00	BBB	2,584,925
1,030	Phoenix Industrial Development Authority, Arizona, Education Revenue Bonds, Great Hearts Academies – Veritas Project, Series 2012, 6.600%, 7/01/47	7/21 at 100.00	BB	1,005,692
320	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	B–	294,486
2,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	B	2,246,360
50	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/32	No Opt. Call	A–	50,602
1,904	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	1,880,143
9,804	Total Arizona			10,206,848
	California – 15.9%
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1, 5.000%, 4/01/34	4/19 at 100.00	AA	5,277,050
920	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Tender Option Bond Trust 3144, 19.486%, 10/01/16 (IF)	No Opt. Call	Aa1	1,186,101
2,040	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Tender Option Bond Trust 3878, 25.081%, 10/01/33 (IF) (5)	10/19 at 100.00	AA	3,059,694
	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
1,700	24.828%, 2/15/23 (IF) (5)	8/20 at 100.00	AA–	2,681,580
300	24.828%, 2/15/23 (IF) (5)	8/20 at 100.00	AA–	489,585
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.000%, 11/01/29	11/19 at 100.00	Baa1	1,167,670
500	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB+	528,670
400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	461,260

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$275	Eastern Municipal Water District, California, Water and Sewerage System Revenue Certificates of Participation, Series 2006A, 5.000%, 7/01/32 – NPFG Insured	7/16 at 100.00	AA+	$286,072
490	Etiwanda School District, California, Coyote Canyon Community Facilities District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	507,454
3,030	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA	3,031,909
2,065	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011, 21.614%, 6/01/45 – AMBAC Insured (IF) (5)	6/15 at 100.00	A2	1,668,706
2,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	B	1,543,040
2,550	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 32.794%, 1/15/19 (IF) (5)	No Opt. Call	Aa2	4,572,890
1,710	Los Angeles Community College District, Los Angeles County, California, General Obligation Bonds, Tender Option Bond Trust 3237, 24.726%, 8/01/27 (IF)	8/18 at 100.00	Aa1	2,262,416
1,600	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust Series 2011-23B, 21.786%, 9/01/42 (IF) (5)	9/21 at 100.00	Aa3	1,785,040
525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA	557,545
100	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/13 at 101.00	C	101,265
1,080	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	1,264,162
1,165	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	1,275,943
1,335	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	4/14 at 100.00	BB	1,349,525
265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	273,279
250	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	264,888
	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2011C:
500	6.500%, 8/01/27	2/21 at 100.00	A–	575,185
700	6.750%, 8/01/33	2/21 at 100.00	A–	803,915
500	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue Bonds, Mission Bay South Redevelopment Project, Series 2011D, 6.625%, 8/01/27	2/21 at 100.00	BBB	539,865
360	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	418,986
1,000	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	1,038,170
2,400	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Tender Option Bond Trust 3584, 22.188%, 6/01/17 (IF) (5)	No Opt. Call	AA–	3,002,016
3,110	Stockton Unified School District, San Joaquin County, California, General Obligation Bonds, Series 2007, 5.000%, 8/01/31 – AGM Insured	8/17 at 100.00	AA–	3,170,427
1,045	Ukiah Redevelopment Agency, California, Tax Allocation Bonds, Ukiah Redevelopment Project, Series 2011A, 6.500%, 12/01/28	6/21 at 100.00	A	1,135,664
1,020	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA–	1,048,417
40,935	Total California			47,328,389

Nuveen Investments	51

NEV	Nuveen Enhanced Municipal Value Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 4.2%
$2,025	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R	$1,905,363
805	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	12/13 at 100.00	N/R	805,081
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
250	6.200%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	243,318
53	5.000%, 9/01/16 (Alternative Minimum Tax) (6)	No Opt. Call	N/R	39,591
2,000	Conservatory Metropolitan District, Aurora, Arapahoe County, Colorado, General Obligation Bonds, Limited Tax Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	1,624,460
	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003:
1,000	7.600%, 12/01/16 (Pre-refunded 6/01/14)	6/14 at 101.00	N/R (7)	1,053,020
500	7.700%, 12/01/17 (Pre-refunded 6/01/14)	6/14 at 101.00	N/R (7)	526,805
	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
475	6.250%, 11/15/28	No Opt. Call	A	543,785
4,030	6.500%, 11/15/38	No Opt. Call	A	4,799,851
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	838,488
11,953	Total Colorado			12,379,762
	Connecticut – 0.7%
915	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A, 7.750%, 1/01/43	1/20 at 100.00	N/R	934,105
1,165	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,264,934
2,080	Total Connecticut			2,199,039
	Delaware – 0.4%
1,160	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	1/14 at 100.00	N/R	1,160,522
	District of Columbia – 0.5%
1,500	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.375%, 3/01/31	3/21 at 100.00	BBB–	1,518,195
	Florida – 7.2%
1,865	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	1,560,763
2,000	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Ave Maria University, Refunding Series 2013A, 5.625%, 6/01/33	6/23 at 100.00	BBB–	1,934,260
1,000	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/17 at 100.00	N/R	893,290
940	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/14 at 100.00	N/R	936,353
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 7.500%, 6/15/33	6/21 at 100.00	BB–	1,009,390
2,285	Florida Housing Finance Corporation, Homeowner Mortgage Revenue Bonds, Series 2009-2, 4.650%, 7/01/29 (5)	7/19 at 100.00	AA+	2,401,261
1,000	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Miami Children’s Hospital, Series 2010A, 6.000%, 8/01/30	8/20 at 100.00	A	1,088,530
1,625	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A	1,696,370

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$3,660	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquisition Series 2009A, 5.125%, 4/01/34 – AGC Insured	4/19 at 100.00	AA–	$3,784,733
1,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA–	1,003,670
	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Jupiter Medical Center, Series 2013A:
1,000	5.000%, 11/01/33	11/22 at 100.00	BBB+	1,003,960
2,000	5.000%, 11/01/43	11/22 at 100.00	BBB+	1,946,980
475	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	A	481,156
80	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	59,034
230	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	138,432
95	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	42,380
135	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	1
15	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	14,657
245	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	240,690
985	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	921,625
565	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	313,394
22,200	Total Florida			21,470,929
	Georgia – 6.4%
12,000	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2010C, 5.250%, 1/01/30 (UB)	1/21 at 100.00	AA–	12,825,720
730	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	850,362
870	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	A2	1,062,409
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B	1,459,738
2,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	B	2,669,925
90	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/22	No Opt. Call	A	98,198
150	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.500%, 9/15/26	No Opt. Call	A	164,867
17,590	Total Georgia			19,131,219
	Illinois – 12.0%
3,295	CenterPoint Intermodal Center Program Trust, Illinois, Series 2004 Class A Certificates, 3.730%, 6/15/23	12/13 at 100.00	N/R	3,293,583
2,000	Chicago, Illinois, Chicago O’Hare International Airport Special Facility Revenue Refunding Bonds, American Air Lines, Inc. Project, Series 2007, 5.500%, 12/01/30 (4)	12/13 at 100.00	N/R	2,259,980
2,000	Grundy County School District 54 Morris, Illinois, General Obligation Bonds, Refunding Series 2005, 6.000%, 12/01/24 – AGM Insured	12/21 at 100.00	AA–	2,306,920
1,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 6.125%, 5/15/27	5/20 at 100.00	BBB–	1,046,540
3,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	3,034,920

Nuveen Investments	53

NEV	Nuveen Enhanced Municipal Value Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust 1122:
$1,605	21.711%, 9/01/38 (IF) (5)	9/22 at 100.00	A–	$1,070,310
1,540	17.520%, 9/01/38 (IF) (5)	9/22 at 100.00	A–	1,128,728
990	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 65 Series 2010D-2, 6.375%, 5/15/17	11/13 at 100.00	N/R	990,594
1,000	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.375%, 2/15/25	2/15 at 100.00	BB–	952,720
4,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 5.000%, 4/01/36	4/16 at 100.00	Baa3	3,479,240
1,000	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.500%, 5/15/26	5/17 at 100.00	N/R	1,004,110
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 4285:
690	18.000%, 8/15/20 (IF) (5)	No Opt. Call	AA+	711,280
150	18.000%, 8/15/20 (IF) (5)	No Opt. Call	AA+	149,952
1,975	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Tender Option Bonds Trust 11-16B, 27.439%, 8/15/39 (IF) (5)	8/19 at 100.00	AA+	3,180,343
1,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	1,027,070
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA–	521,135
455	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908, 26.748%, 2/15/19 – AGM Insured (IF) (5)	No Opt. Call	AA–	619,824
1,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	1,097,990
2,235	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.000%, 6/01/24 (4)	6/14 at 100.00	Ca	1,810,350
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
2,685	5.250%, 1/01/30	1/16 at 100.00	CCC	1,106,596
1,515	5.250%, 1/01/36	1/16 at 100.00	CCC	593,532
1,000	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	977,220
1,000	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	1,074,160
1,500	Southwestern Illinois Development Authority, Illinois, Saint Clair County Comprehensive Mental Health Center, Series 2007, 6.625%, 6/01/37	6/17 at 103.00	N/R	1,306,755
1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,034,970
38,135	Total Illinois			35,778,822
	Indiana – 1.7%
1,395	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BB–	1,397,427
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/35 (Alternative Minimum Tax)	7/23 at 100.00	BBB	1,423,800
2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 7.750%, 9/01/31	9/21 at 100.00	N/R	2,300,220
4,895	Total Indiana			5,121,447
	Kansas – 1.6%
1,430	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	1,426,597

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
$3,565	Overland Park, Kansas, Sales Tax Special Obligation Revenue Bonds, Prairiefire at Lionsgate Project, Series 2012, 6.000%, 12/15/32	No Opt. Call	N/R	$3,168,002
4,995	Total Kansas			4,594,599
	Kentucky – 0.3%
1,000	Hardin County, Kentucky, Hospital Revenue Bonds, Hardin Memorial Hospital Project, Series 2013, 5.700%, 8/01/39 – AGM Insured	8/23 at 100.00	AA–	1,023,710
	Louisiana – 2.1%
2,710	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	2,817,939
2,000	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2010, 5.500%, 11/01/40	5/20 at 100.00	A3	2,017,920
1,165	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Tender Option Bond Trust 11899, 18.120%, 5/01/33 (IF)	5/20 at 100.00	AA	1,386,641
5,875	Total Louisiana			6,222,500
	Massachusetts – 1.5%
625	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010A, 5.500%, 1/01/22	1/20 at 100.00	AA	704,094
725	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23	1/20 at 100.00	AA	758,415
3,000	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (4)	1/18 at 100.00	N/R	10,530
2,385	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	1,978,214
1,000	Massachusetts Housing Finance Agency, Housing Bonds, Series 2010C, 5.000%, 12/01/30 (Alternative Minimum Tax)	6/20 at 100.00	AA–	1,012,820
7,735	Total Massachusetts			4,464,073
	Michigan – 7.2%
9,650	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2005, 5.250%, 5/01/27 – AGM Insured (UB) (5)	No Opt. Call	Aa2	10,219,157
6,590	Detroit, Michigan, Water Supply System Senior Lien Revenue Bonds, Series 2003A, 5.000%, 7/01/34 – NPFG Insured	1/14 at 100.00	A	5,966,710
2,865	Marysville Public School District, St Claire County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – AGM Insured	5/17 at 100.00	Aa2	2,966,135
2,100	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A	2,150,967
21,205	Total Michigan			21,302,969
	Mississippi – 0.2%
500	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/14 at 100.00	BBB	499,960
	Missouri – 0.6%
1,000	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	BBB+	999,980
640	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.375%, 9/01/21	9/17 at 100.00	BBB–	662,016
1,640	Total Missouri			1,661,996
	Nebraska – 0.4%
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2007A, 5.000%, 2/01/43	2/17 at 100.00	AA	1,041,770

Nuveen Investments	55

NEV	Nuveen Enhanced Municipal Value Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada – 1.5%
$2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	A+	$2,081,600
1,670	Las Vegas, Nevada, General Obligation Bonds, Tender Option Bond Trust 3265, 32.895%, 4/01/17 (IF)	No Opt. Call	AA	2,478,297
3,670	Total Nevada			4,559,897
	New Jersey – 1.9%
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
1,000	5.125%, 9/15/23 (Alternative Minimum Tax)	3/14 at 100.00	B	956,970
1,650	5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	1,524,336
1,635	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2010-1A, 5.000%, 12/01/26	12/19 at 100.00	AA	1,714,199
1,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.625%, 6/01/26	6/17 at 100.00	B1	1,295,610
5,785	Total New Jersey			5,491,115
	New York – 3.5%
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,162,172
1,225	6.250%, 7/15/40	1/20 at 100.00	BBB–	1,295,021
2,000	6.375%, 7/15/43	1/20 at 100.00	BBB–	2,122,000
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John Fisher College, Series 2011, 6.000%, 6/01/34	6/21 at 100.00	BBB+	1,049,400
2,500	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	2,711,975
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	285,045
2,000	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/26	6/16 at 100.00	BB–	1,758,840
10,090	Total New York			10,384,453
	Ohio – 6.6%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,000	5.125%, 6/01/24	6/17 at 100.00	B–	854,700
6,000	5.750%, 6/01/34	6/17 at 100.00	B	4,698,000
6,500	5.875%, 6/01/47	6/17 at 100.00	B	5,049,265
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	796,685
3,000	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 5.750%, 11/15/31	11/21 at 100.00	AA	3,307,950
1,000	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	1,043,700
1,670	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 29.020%, 5/01/29 (IF)	5/19 at 100.00	A+	2,661,696
1,200	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,314,024
21,130	Total Ohio			19,726,020

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania – 5.4%
$1,500	Aliquippa Municipal Water Authority, Pennsylvania, Water and Sewer Revenue Bonds, Subordinated Series 2013, 5.000%, 5/15/26	No Opt. Call	N/R	$1,459,530
1,000	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB–	1,055,320
1,500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2011, 6.550%, 12/01/27	12/21 at 100.00	BB–	1,543,440
1,335	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba3	1,087,184
1,500	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,595,520
2,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	2,005,800
1,125	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.906%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	1,501,189
25	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/15 at 100.00	N/R	17,289
1,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/13 at 100.00	CCC+	991,370
1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	BBB	1,001,460
1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	Baa3	1,198,620
3,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/30	12/27 at 100.00	A–	2,697,150
16,185	Total Pennsylvania			16,153,872
	Puerto Rico – 2.4%
1,500	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	A+	1,500,855
1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2006, 5.000%, 3/01/36	3/16 at 100.00	BBB–	700,260
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	BBB+	805,040
3,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Tender Option Bond Trust 1183, 8.497%, 8/01/43 (IF) (5)	8/21 at 100.00	A+	1,736,700
1,500	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.250%, 7/01/15	No Opt. Call	BBB–	1,469,175
945	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/28 – NPFG Insured	No Opt. Call	A	814,666
9,445	Total Puerto Rico			7,026,696

Nuveen Investments	57

NEV	Nuveen Enhanced Municipal Value Fund (continued)
Portfolio of Investments October 31, 2013

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 0.2%
$500	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–	$488,615
50	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/24	No Opt. Call	A	55,100
155	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/24	No Opt. Call	A–	168,271
705	Total Tennessee			711,986
	Texas – 3.4%
3,500	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	52,465
1,050	Houston Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation, Inc., Series 2011A, 6.500%, 5/15/31	5/21 at 100.00	BBB	1,153,583
265	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	1/14 at 100.00	B	264,120
1,800	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 11947, 25.165%, 3/01/19 (IF)	No Opt. Call	AA+	2,536,110
1,000	Red River Health Facilities Development Corporation, Texas, First Mortgage Revenue Bonds, Eden Home Inc., Series 2012, 7.250%, 12/15/47	12/21 at 100.00	N/R	955,120
455	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	533,351
810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	876,290
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/34	6/20 at 100.00	Baa3	1,098,450
1,500	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,387,920
5,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, Second Tier Series 2002, 0.000%, 8/15/37 – AMBAC Insured	8/14 at 25.11	A–	1,198,400
16,380	Total Texas			10,055,809
	Utah – 0.3%
1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,018,490
	Vermont – 1.0%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A:
1,000	6.125%, 1/01/28	1/21 at 100.00	Baa2	1,066,670
1,760	6.250%, 1/01/33	1/21 at 100.00	Baa2	1,856,853
2,760	Total Vermont			2,923,523
	Virgin Islands – 0.1%
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	254,585
	Virginia – 0.8%
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	1,287,620
1,010	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,010,606
3,010	Total Virginia			2,298,226

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 2.5%
$275	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	4/14 at 100.00	N/R	$253,146
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	2,043,960
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,089,960
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Group Health Cooperative of Puget Sound, Series 2006, 5.000%, 12/01/36 – RAAI Insured	12/16 at 100.00	BBB–	910,700
2,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.625%, 10/01/40	10/19 at 100.00	Baa1	2,042,720
7,275	Total Washington			7,340,486
	West Virginia – 0.2%
750	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	727,478
	Wisconsin – 4.5%
3,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	3,798,550
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa2	1,067,590
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.000%, 4/01/30	4/20 at 100.00	A–	498,590
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 22.603%, 4/01/17 (IF) (5)	No Opt. Call	AA–	1,116,400
1,290	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Tender option Bond Trust 3592, 17.573%, 10/01/20 (IF) (5)	No Opt. Call	AA–	116,242
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, 5.250%, 8/15/21	8/16 at 100.00	A–	2,118,120
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	A–	501,245
2,500	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Tender Option Bond Trust 10B, 33.175%, 5/01/36 (IF) (5)	5/19 at 100.00	AA–	4,284,700
12,290	Total Wisconsin			13,501,437
	Wyoming – 0.7%
	Wyoming Community Development Authority, Student Housing Revenue Bonds, CHF-Wyoming, L.L.C. – University of Wyoming Project, Series 2011:
500	6.250%, 7/01/31	7/21 at 100.00	BBB	515,185
1,600	6.500%, 7/01/43	7/21 at 100.00	BBB	1,647,136
2,100	Total Wyoming			2,162,321
$315,903	Total Long-Term Investments (cost $295,143,927)			309,413,421
	Floating Rate Obligations – (6.0)%			(18,000,000)
	Other Assets Less Liabilities – 2.0% (8)			5,990,495
	Net Assets – 100%			$297,403,916

Nuveen Investments	59

NEV	Nuveen Enhanced Municipal Value Fund (continued)
Portfolio of Investments October 31, 2013

Investments in Derivatives as of October 31, 2013

Swaps outstanding:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (9)	Date	(Depreciation) (8)
Barclays Bank PLC	$6,500,000	Receive	3-Month USD-LIBOR	3.322%	Semi-Annually	4/24/14	4/24/34	$211,805

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(8)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(9)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of
Assets & Liabilities
October 31, 2013

	Municipal Value (NUV	)	AMT-Free Municipal Value (NUW	)	Municipal Income (NMI	)	Enhanced Municipal Value (NEV	)
Assets
Investments, at value (cost $1,894,720,099, $192,978,794,
$86,242,789 and $295,143,927, respectively)	$1,933,247,434		$218,960,957		$90,345,985		$309,413,421
Cash	—		793,909		2,490,158		—
Unrealized appreciation on swaps	—		—		—		211,805
Receivable for:
Interest	27,325,199		3,976,394		1,362,018		7,303,829
Investments sold	51,408,326		—		1,524,479		535,236
Deferred offering costs	—		112,245		—		8,857
Other assets	245,944		3,792		4,469		44,489
Total assets	2,012,226,903		223,847,297		95,727,109		317,517,637
Liabilities
Cash overdraft	6,790,097		—		—		156,015
Floating rate obligations	14,380,000		7,125,000		3,335,000		18,000,000
Payable for:
Dividends	6,633,279		794,233		351,879		1,638,452
Investments purchased	7,708,341		—		2,569,243		—
Accrued expenses:
Management fees	828,048		110,171		46,618		233,694
Directors/Trustees fees	243,901		1,737		720		9,803
Shelf offering costs	34,238		—		—		—
Other	381,912		52,172		39,325		75,757
Total liabilities	36,999,816		8,083,313		6,342,785		20,113,721
Net assets	$1,975,227,087		$215,763,984		$89,384,324		$297,403,916
Shares outstanding	205,627,650		13,194,175		8,276,908		21,094,101
Net asset value per share outstanding	$9.61		$16.35		$10.80		$14.10
Net assets consist of:
Shares, $.01 par value per share	$2,056,277		$131,942		$82,769		$210,941
Paid-in surplus	1,943,202,316		189,896,417		85,274,742		304,510,512
Undistributed (Over-distribution of) net investment income	9,072,881		767,297		728,254		3,956,265
Accumulated net realized gain (loss)	(17,631,722)		(1,013,835)		(804,637)		(25,755,101)
Net unrealized appreciation (depreciation)	38,527,335		25,982,163		4,103,196		14,481,299
Net assets	$1,975,227,087		$215,763,984		$89,384,324		$297,403,916
Authorized shares	350,000,000		Unlimited		200,000,000		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of
Operations
Year Ended October 31, 2013

	Municipal Value (NUV )	AMT-Free Municipal Value (NUW )	Municipal Income (NMI )	Enhanced Municipal Value (NEV )
Investment Income	$101,251,254	$12,798,257	$5,120,193	$23,421,604
Expenses
Management fees	9,995,390	1,371,620	579,210	2,815,507
Shareholder servicing agent fees and expenses	295,664	336	15,672	266
Interest expense	96,828	1,728	9,758	254,413
Custodian fees and expenses	296,925	37,753	24,188	53,445
Directors/Trustees fees and expenses	53,358	5,840	2,589	8,182
Professional fees	120,717	69,599	23,602	96,617
Shareholder reporting expenses	230,304	26,933	11,450	30,022
Stock exchange listing fees	81,805	8,609	8,657	8,563
Investor relations expenses	167,387	12,013	5,563	16,849
Other expenses	73,714	87,870	7,264	87,075
Total expenses	11,412,092	1,622,301	687,953	3,370,939
Net investment income (loss)	89,839,162	11,175,956	4,432,240	20,050,665
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,301,323	(1,013,192)	(350,646)	(503,840)
Swaps	—	—	—	(105,000)
Payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—	—	168,146
Change in net unrealized appreciation (depreciation) of:
Investments	(149,937,338)	(18,312,938)	(6,474,710)	(37,942,400)
Swaps	—	—	—	1,303,151
Net realized and unrealized gain (loss)	(142,636,015)	(19,326,130)	(6,825,356)	(37,079,943)
Net increase (decrease) in net assets from operations	$(52,796,853)	$(8,150,174)	$(2,393,116)	$(17,029,278)

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of
Changes in Net Assets

	Municipal Value (NUV)		AMT-Free Municipal Value (NUW)
	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$89,839,162	$93,725,545	$11,175,956	$10,900,609
Net realized gain (loss) from:
Investments	7,301,323	(21,295,343)	(1,013,192)	154,857
Swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(149,937,338)	165,538,735	(18,312,938)	16,545,579
Swaps	—	—	—	—
Net increase (decrease) in net assets from operations	(52,796,853)	237,968,937	(8,150,174)	27,601,045
Distributions to Shareholders
From net investment income	(91,921,633)	(94,812,770)	(10,573,786)	(10,684,764)
From accumulated net realized gains	—	(11,399,466)	(117,111)	—
Decrease in net assets from distributions to shareholders	(91,921,633)	(106,212,236)	(10,690,897)	(10,684,764)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	10,670,833	47,880,152	2,924,759	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	3,952,011	10,454,655	540,521	1,350,059
Net increase (decrease) in net assets from capital share transactions	14,622,844	58,334,807	3,465,280	1,350,059
Net increase (decrease) in net assets	(130,095,642)	190,091,508	(15,375,791)	18,266,340
Net assets at the beginning of period	2,105,322,729	1,915,231,221	231,139,775	212,873,435
Net assets at the end of period	$1,975,227,087	$2,105,322,729	$215,763,984	$231,139,775
Undistributed (Over-distribution of) net investment income at the end of period	$9,072,881	$11,442,742	$767,297	$165,165

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Changes in Net Assets (continued)

	Municipal Income (NMI)		Enhanced Municipal Value (NEV)
	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/13	Year Ended 10/31/12
Operations
Net investment income (loss)	$4,432,240	$4,728,364	$20,050,665	$19,500,297
Net realized gain (loss) from:
Investments	(350,646)	248,877	(503,840)	745,212
Swaps	—	—	(105,000)	(6,106,000)
Payments by the Adviser for losses realized on the disposal of investments purchased in violation of investment restrictions	—	—	168,146	—
Change in net unrealized appreciation (depreciation) of:
Investments	(6,474,710)	7,177,012	(37,942,400)	36,071,836
Swaps	—	—	1,303,151	4,012,405
Net increase (decrease) in net assets from operations	(2,393,116)	12,154,253	(17,029,278)	54,223,750
Distributions to Shareholders
From net investment income	(4,728,181)	(4,699,960)	(19,730,669)	(18,547,985)
From accumulated net realized gains	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,728,181)	(4,699,960)	(19,730,669)	(18,547,985)
Capital Share Transactions
Proceeds from shelf offering, net of offering costs	—	—	28,417,352	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	208,020	355,454	405,041	616,205
Net increase (decrease) in net assets from capital share transactions	208,020	355,454	28,822,393	616,205
Net increase (decrease) in net assets	(6,913,277)	7,809,747	(7,937,554)	36,291,970
Net assets at the beginning of period	96,297,601	88,487,854	305,341,470	269,049,500
Net assets at the end of period	$89,384,324	$96,297,601	$297,403,916	$305,341,470
Undistributed (Over-distribution of) net investment income at the end of period	$728,254	$1,024,203	$3,956,265	$3,651,401

See accompanying notes to financial statements.

64	Nuveen Investments

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Nuveen Investments	65

Financial
Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Offering Costs		Premium from Shares Sold through Shelf Offering		Ending Net Asset Value	Ending Market Value
Municipal Value (NUV)
Year Ended 10/31:
2013	$10.31	$.44		$(.70)	$(.26)	$(.45)	$—	$(.45)	$—		$.01		$9.61	$9.05
2012	9.65	.46		.71	1.17	(.47)	(.06)	(.53)	—	**	.02		10.31	10.37
2011	9.82	.48		(.16)	.32	(.47)	(.02)	(.49)	—		—	**	9.65	9.66
2010	9.51	.49		.30	.79	(.47)	(.01)	(.48)	—		—		9.82	10.02
2009	8.60	.49		.89	1.38	(.47)	—	(.47)	—		—		9.51	9.91

AMT-Free Municipal Value (NUW)
Year Ended 10/31:
2013	17.78	.85		(1.48)	(.63)	(.80)	(.01)	(.81)	—	**	.01		16.35	15.23
2012	16.47	.84		1.29	2.13	(.82)	—	(.82)	—		—		17.78	18.66
2011	16.85	.93		(.39)	.54	(.90)	(.02)	(.92)	—		—		16.47	17.06
2010	16.20	.91		.65	1.56	(.90)	(.01)	(.91)	—		—		16.85	17.57
2009(c)	14.33	.49		1.94	2.43	(.53)	—	(.53)	(.03)		—		16.20	15.84

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

66	Nuveen Investments

		Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets
Based on Net Asset Value (a)	Based on Market Value (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

(2.55)%	(8.67)%	$1,975,227.55%			4.34%		19%
12.62	13.15		2,105,323.60		4.63		14
3.53	1.61		1,915,231.65		5.15		10
8.44	6.18		1,944,094.61		5.05		8
16.51	20.68		1,872,031.66		5.49		5

(3.59)	(14.31)		215,764.72		4.93		7
13.23	14.73		231,140.68		4.90		10
3.61	2.93		212,873.71		5.92		1
9.91	17.22		216,146.69		5.55		4
16.92	9.27		205,709.67	*	4.84	*	2

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities as follows:

Municipal Value (NUV)
Year Ended 10/31:
2013	—	%***
2012	.02
2011	.01
2010	.01
2009	.02

AMT-Free Municipal Value (NUW)
Year Ended 10/31:
2013	—	%***
2012	—
2011	—
2010	—
2009(c)	—

(c)	For the period February 25, 2009 (commencement of operations) through October 31, 2009.
(d)
Portfolio Turnover Rate is calculated based on the lesser of long term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss	)	Net Realized/ Unrealized Gain (Loss )	Total	From Net Investment Income	From Accumu- lated Net Realized Gains		Total	Offering Costs	Premium from Shares Sold through Shelf Offering	Ending Net Asset Value	Ending Market Value
Municipal Income (NMI)
Year Ended 10/31:
2013	$11.66	$.54		$(.83)	$(.29)	$(.57)	$—		$(.57)	$—	$—	$10.80	$10.11
2012	10.75	.57		.91	1.48	(.57)	—		(.57)	—	—	11.66	12.66
2011	10.84	.58		(.10)	.48	(.57)	—		(.57)	—	—	10.75	11.13
2010	10.38	.58		.45	1.03	(.57)	—		(.57)	—	—	10.84	11.24
2009	9.28	.57		1.06	1.63	(.53)	—		(.53)	—	—	10.38	10.66

Enhanced Municipal Value (NEV)
Year Ended 10/31:
2013	15.82	.96		(1.80)	(.84)	(.96)	—		(.96)	(.01)	.09	14.10	13.92
2012	13.97	1.01		1.80	2.81	(.96)	—		(.96)	—	—	15.82	16.16
2011	14.78	1.01		(.89)	.12	(.93)	—		(.93)	—	—	13.97	13.70
2010	13.73	.94		1.02	1.96	(.91)	—	**	(.91)	— **	—	14.78	14.56
2009(c)	14.33	.04		(.61)	(.57)	—	—		—	(.03)	—	13.73	15.00

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

68	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets
Based on Net Asset Value	(a)	Based on Market Value (a)	Ending Net Assets (000)	Expenses	(b)	Net Investment Income (Loss	)	Portfolio Turnover Rate	(d)

(2.58)%		(15.91)%	$89,384.73%			4.73%		18%
14.05		19.51	96,298.78			5.09		15
4.73		4.62	88,488.77			5.61		16
10.12		11.14	89,008.77			5.47		14
18.06		13.72	84,883.81			5.85		10

(5.02	)***	(8.12)	297,404	1.08		6.44		12
20.67		25.68	305,341	1.12		6.73		11
1.28		1.02	269,050	1.17		7.47		33
14.73		3.52	284,682	1.07		6.64		28
(4.15)		—	244,558	1.02	*	3.25	*	1

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund and/or the effect of the interest expense and fees paid on borrowings, where applicable, each as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities and Note 8 – Borrowing Arrangements, respectively, as follows:

Municipal Income (NMI)
Year Ended 10/31:
2013	.01%
2012	.01
2011	.01
2010	.02
2009	.03

Enhanced Municipal Value (NEV)
Year Ended 10/31:
2013	.08%
2012	.09
2011	.08
2010	.04
2009(c)	—

(c)	For the period September 25, 2009 (commencement of operations) through October 31, 2009.
(d)
Portfolio Turnover Rate is calculated based on the lesser of long term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

*	Annualized.
**	Rounds to less than $.01 per share.
***
During the fiscal year ended October 31, 2013, Enhanced Municipal Value (NEV) received payments from the Adviser of $168,146 to offset losses realized on the disposal of investments purchased in violation of the Fund’s investment restrictions. This reimbursement did not have an impact on the Fund’s Total Return on Net Asset Value.

See accompanying notes to financial statements.

Nuveen Investments	69

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Municipal Value Fund, Inc. (NUV) (“Municipal Value (NUV)”)
•	Nuveen AMT-Free Municipal Value Fund (NUW) (“AMT-Free Municipal Value (NUW)”)
•	Nuveen Municipal Income Fund, Inc. (NMI) (“Municipal Income (NMI)”)
•	Nuveen Enhanced Municipal Value Fund (NEV) (“Enhanced Municipal Value (NEV)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end registered investment companies. Municipal Value (NUV) and Municipal Income (NMI) were incorporated under the state laws of Minnesota on April 8, 1987 and February 26, 1988, respectively. AMT-Free Municipal Value (NUW) and Enhanced Municipal Value (NEV) were organized as Massachusetts business trusts on November 19, 2008 and July 27, 2009 respectively.

Each Fund’s primary investment objective is to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Investment Adviser
On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of October 31, 2013, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value (NUV	)	Value (NUW	)	Income (NMI	)	Value (NEV	)
Outstanding when-issued/delayed delivery purchase commitments	$6,882,329		$—		$1,508,657		$—

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

70	Nuveen Investments

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Equity Shelf Programs and Offering Costs
Municipal Value (NUV), AMT-Free Municipal Value (NUW) and Enhanced Municipal Value (NEV) have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional shares through their equity shelf programs (“Shelf Offering”). Under the Shelf Offering, each Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s net asset value (“NAV”) per share. The Shelf Offerings for AMT-Free Municipal Value (NUW) and Enhanced Municipal Value (NEV) have become effective with the SEC during the current reporting period.

Authorized shares, shares issued and offering proceeds, net of offering costs under each Fund’s shelf offering for the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	Municipal Value (NUV)		AMT-Free Municipal Value (NUW)		Enhanced Municipal Value (NEV)
	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/13	Year Ended 10/31/12	Year Ended 10/31/13	Year Ended 10/31/12
Authorized shares	19,600,000	19,600,000	1,200,000	—	1,900,000	—
Shares issued	1,027,916	4,724,522	163,893	—	1,770,555	—
Offering proceeds, net of offering costs	$10,670,833	47,880,152	$2,924,759	—	$28,417,352	—

Costs incurred by the Funds in connection with their initial Shelf Offerings are recorded as a deferred charge, which are amortized over the period such additional shares are sold not to exceed the one-year life of the Shelf Offering period and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. Ongoing Shelf Offering costs, and any additional costs the Funds may incur in connection with the Shelf Offerings, are expensed as incurred and recorded as a reduction of proceeds from the shelf offering.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation
Prices of municipal bonds, other fixed income securities and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments	71

Notes to Financial Statements (continued)

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Municipal Value (NUV)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$1,933,076,128	$—	$1,933,076,128
Corporate Bonds	—	—	171,306	171,306
Total	$—	$1,933,076,128	$171,306	$1,933,247,434

AMT-Free Municipal Value (NUW)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$218,960,957	$—	$218,960,957

Municipal Income (NMI)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$90,345,985	$—	$90,345,985

Enhanced Municipal Value (NEV)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$309,373,830	$39,591	$309,413,421
Derivatives:
Swaps**	—	211,805	—	211,805
Total	$—	$309,585,635	$39,591	$309,625,226

*
Refer to the Fund’s Portfolio of Investments for state and industry classifications of Municipal Bonds and Corporate Bonds, respectively, and a breakdown of Corporate Bonds and Municipal Bonds classified as Level 3, where applicable.

**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the

72	Nuveen Investments

Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended October 31, 2013, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Nuveen Investments	73

Notes to Financial Statements (continued)

As of October 31, 2013, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts was as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value (NUV	)	Value (NUW	)	Income (NMI	)	Value (NEV	)
Maximum exposure to Recourse Trusts	$7,500,000		$10,165,000		$6,005,000		$138,525,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2013, were as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value (NUV	)	Value (NUW	)	Income (NMI	)	Value (NEV	)
Average floating rate obligations outstanding	$14,380,000		$292,808		$3,335,000		$18,000,000
Average annual interest rate and fees	0.67%		0.59%		0.29%		0.62%

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts
Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying a Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on swaps, net” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.”

A Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from swaps.” A Fund intends, but is not obligated, to terminate its forward interest rate swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended October 31, 2013, Enhanced Municipal Value (NEV) continued to invest in swap contracts to reduce the duration of its portfolio.

The average notional amount of swap contracts outstanding during the fiscal year ended October 31, 2013, was as follows:

	Enhanced
	Municipal
	Value (NEV	)
Average notional amount of swap contracts outstanding*	$8,720,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

74	Nuveen Investments

The following table presents the fair value of all swap contracts held by Enhanced Municipal Value (NEV) as of October 31, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on swaps	$211,805	—	$—

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts during the fiscal year ended October 31, 2013, and the primary underlying risk exposure.

					Change in Net
					Unrealized
	Underlying	Derivative	Net Realized		Appreciation
Fund	Risk Exposure	Instrument	Gain (Loss	)	(Depreciation	)
Enhanced Municipal Value (NEV)	Interest rate	Swaps	$(105,000)		$1,303,151

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares
Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding shares.

Transactions in shares were as follows:

			AMT-Free
	Municipal Value (NUV)		Municipal Value (NUW)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/13	10/31/12	10/31/13	10/31/12
Shares sold through shelf offering	1,027,916	4,724,522	163,893	—
Shares issued to shareholders due to reinvestment of distributions	380,127	1,048,793	30,207	79,018
Weighted average premium per shelf offering share sold	1.18%	1.60%	1.71%	—%

			Enhanced Municipal
	Municipal Income (NMI)		Value (NEV)
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/13	10/31/12	10/31/13	10/31/12
Shares sold through shelf offering*	—	—	1,770,555	—
Shares issued to shareholders due to reinvestment of distributions	17,609	31,313	25,618	41,066
Weighted average premium per shelf offering share sold*	—%	—%	2.61%	—%

*	Municipal Income (NMI) is not authorized to issue additional shares through a shelf offering as of the end of the reporting period.

Nuveen Investments	75

Notes to Financial Statements (continued)

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the fiscal year ended October 31, 2013, were as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Purchases	$394,707,254		$26,427,081		$17,008,382		$64,881,372
Sales and maturities	426,395,589		16,735,089		17,226,683		37,313,827

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of October 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:
`			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Cost of investments	$1,879,291,829		$187,039,540		$82,693,505		$277,404,168
Gross unrealized:
Appreciation	$106,803,800		$29,290,559		$6,247,516		$26,310,984
Depreciation	(67,228,180)		(4,494,142)		(1,930,036)		(12,301,737)
Net unrealized appreciation (depreciation) of investments	$39,575,620		$24,796,417		$4,317,480		$14,009,247

Permanent differences, primarily due to expiration of capital loss carryforwards, federal taxes paid and taxable market discount, resulted in reclassifications among the Funds’ components of net assets as of October 31, 2013, the Funds’ tax year end, as follows:

			AMT-Free			Enhanced
	Municipal		Municipal		Municipal	Municipal
	Value		Value		Income	Value
	(NUV	)	(NUW	)	(NMI )	(NEV	)
Paid-in-surplus	$6,077		$—		$(165,764)	$—
Undistributed (Over-distribution of) net investment income	(287,390)		(38)		(8)	(15,132)
Accumulated net realized gain (loss)	281,313		38		165,772	15,132

76	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ tax year end, were as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Undistributed net tax-exempt income1	$10,596,490		$608,760		$864,949		$5,006,604
Undistributed net ordinary income2	1,003,611		44,304		42,174		20,447
Undistributed net long-term capital gains	—		1,170,151		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2013, paid on November 1, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2013 and October 31, 2012, was designated for purposes of the dividends paid deduction as follows:

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
2013	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Distributions from net tax-exempt income3	$91,136,686		$10,560,781		$4,714,123		$19,526,763
Distributions from net ordinary income2	717,270		—		13,222		60,212
Distributions from net long-term capital gains4	—		117,111		—		—

			AMT-Free				Enhanced
	Municipal		Municipal		Municipal		Municipal
	Value		Value		Income		Value
2012	(NUV	)	(NUW	)	(NMI	)	(NEV	)
Distributions from net tax-exempt income	$93,396,470		$10,782,724		$4,698,473		$18,504,251
Distributions from net ordinary income2	2,233,875		114		—		40,449
Distributions from net long-term capital gains	10,779,851		—		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
3	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2013, as Exempt Interest Dividends.
4
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2013.

As of October 31, 2013, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

					Enhanced
	Municipal		Municipal		Municipal
	Value		Income		Value
	(NUV	)	(NMI	)	(NEV	)
Expiration:
October 31, 2016	$—		$164,175		$—
October 31, 2017	—		289,822		—
October 31, 2018	—		—		2,946,811
October 31, 2019	—		—		16,146,849
Not subject to expiration:
Short-term losses	69,428		168,128		718,209
Long-term losses	13,529,573		182,510		5,066,241
Total	$13,599,001		$804,635		$24,878,110

Nuveen Investments	77

Notes to Financial Statements (continued)

During the Funds’ tax year ended October 31, 2013, the following Funds utilized capital loss carryforwards as follows:

Enhanced
	Municipal		Municipal
	Value		Value
	(NUV	)	(NEV	)
Utilized capital loss carryforwards	$7,362,702		$292,647

During the Funds’ tax year ended October 31, 2013, the following Fund had capital loss carryforwards expire as follows:

	Municipal
	Income
	(NMI	)
Expired capital loss carryforwards	$165,764

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for Municipal Value (NUV) a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for Municipal Value (NUV), payable monthly, is calculated according to the following schedule:

Municipal Value (NUV)
Average Daily Net Assets	Fund-Level Fee Rate
For the first $500 million	.1500%
For the next $500 million	.1250
For net assets over $1 billion	.1000

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:
Municipal Value (NUV)
Gross Interest Income	Gross Income Fee Rate
For the first $50 million	4.125%
For the next $50 million	4.000
For gross income over $100 million	3.875

The annual fund-level fee for AMT-Free Municipal Value (NUW), Municipal Income (NMI) and Enhanced Municipal Value (NEV), payable monthly, is calculated according to the following schedules:

AMT-Free Municipal Value (NUW)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4000%
For the next $125 million	.3875
For the next $250 million	.3750
For the next $500 million	.3625
For the next $1 billion	.3500
For managed assets over $2 billion	.3375

78	Nuveen Investments

Municipal Income (NMI)
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For net assets over $5 billion	.3750

Enhanced Municipal Value (NEV)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3875

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2013, the complex-level fee rate for each of these Funds was .1683%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

As a result of certain trading errors that occurred during the fiscal year ended October 31, 2013, Enhanced Municipal Value (NEV) was reimbursed $168,146 by the Adviser to offset losses realized on the disposal of investments purchased in violation of investment guidelines.

Nuveen Investments	79

Notes to Financial Statements (continued)

8. Borrowing Arrangements
As part of its investment strategy, Enhanced Municipal Value (NEV) may use borrowings as a means of financial leverage. The Fund has entered into a $100 million (maximum commitment amount) committed, unsecured, 364-day line of credit (“Borrowings”) with its custodian bank. Interest charged on the used portion of the Borrowings is calculated at a rate per annum equal to the higher of (i) the overnight Federal Funds rate plus 1.25% or (ii) the overnight London Inter-bank Offered Rate (“LIBOR”) plus 1.25%. In addition, the Fund accrues a commitment fee of .15% per annum on the unused portion of the Borrowings.

On June 14, 2013, Enhanced Municipal Value (NEV) renewed its Borrowings, at which time the termination date was extended through June 13, 2014. The Fund also paid a one-time closing fee of .05% on the maximum commitment amount of the Borrowings, which will be fully expensed through the termination date. All the terms of the Borrowings remained unchanged.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance is recognized as a component of “Interest expense” on the Statement of Operations.

During the fiscal years ended October 31, 2013 or October 31, 2012, the Fund did not utilize its Borrowings.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

80	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; an owner in several other Miller Valentine entities ; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company; Board and of WDPR Public Radio station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	208

■	ROBERT P. BREMNER 1940 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	208

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, President of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	208

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
208

■	DAVID J. KUNDERT 1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II
Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.
208

Nuveen Investments	81

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Independent Board Members (continued):

■	JOHN K. NELSON 1962 333 West Wacker Drive Chicago, IL 60606	Board Member	2013 Class II
Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Whole- sale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
208

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	208

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	208

■	VIRGINIA L. STRINGER 1944 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	208

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Chairman, and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
208

82	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	& Address		Appointed	Including other	in Fund Complex
			and Term(1)	Directorships	Overseen by
				During Past 5 Years	Board Member

Interested Board Members:

■	WILLIAM ADAMS IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Senior Executive Vice President, Global Structured Products (since 2010); formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the ChicagoSymphony Orchestra and of Gilda s Club Chicago.	135

■	THOMAS S. SCHREIER, JR.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class III	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	135

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					208

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	103

■	MARGO L. COOK 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	208

Nuveen Investments	83

Board Members & Officers (Unaudited) (continued)

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	208

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	208

■	SCOTT S. GRACE 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					208

■	WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	208

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investment Holdings, Inc.	208

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
					208

84	Nuveen Investments

	Name,	Position(s) Held	Year First	Principal	Number
	Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
	and Address		Appointed(3)	During Past 5 Years	in Fund Complex
					Overseen
					by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	208

■	JOEL T. SLAGER 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	208

(1)
Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	“Interested person” as defined in the 1940 Act, by reason of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	85

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees or Directors (as the case may be) (each, a “Board” and each Trustee or Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on

86	Nuveen Investments

regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and the Sub-Adviser’s municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

Nuveen Investments	87

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board

88	Nuveen Investments

Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisers throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Funds which did not exist for part of the foregoing time frame). In addition, with respect to closed-end funds (such as the Funds), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds (including the Nuveen Municipal Value Fund, Inc. (the “Municipal Value Fund”), the Nuveen AMT-Free Municipal Value Fund (the “AMT-Free Fund”), and the Nuveen Municipal Income Fund, Inc. (the “Municipal Income

Nuveen Investments	89

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Fund”)) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members observed that the Nuveen Enhanced Municipal Value Fund (the “Enhanced Municipal Value Fund”) demonstrated generally favorable performance in comparison to peers, and that although such Fund performed in the third quartile in the three-year period, it performed in the first quartile in the one-year period and outperformed its benchmark in the one- and three-year periods. In considering the performance data for the other Funds, given that, as noted above, the Performance Peer Group for each such Fund was classified as irrelevant, thereby limiting the usefulness of the peer comparison data, the Independent Board Members also considered the Funds’ performance compared to their respective benchmarks. In this regard, they noted that the Municipal Value Fund and the Municipal Income Fund had outperformed their respective benchmarks for the one-, three- and five-year periods and the AMT-Free Fund outperformed its benchmark for the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.    Fees, Expenses and Profitability

1.     Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

90	Nuveen Investments

The Independent Board Members noted that the Municipal Value Fund, the AMT-Free Fund and the Municipal Income Fund net management fees and net expense ratios (including fee waivers and expense reimbursements) that were below their respective peer averages. In addition, they noted that the Enhanced Municipal Value Fund had a net management fee that was higher than its peer average, but a net expense ratio that was in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.   Comparisons with the Fees of Other Clients
The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3.    Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end

92	Nuveen Investments

of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	93

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage 3rm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

94	Nuveen Investments

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Nuveen Investments	95

Glossary of Terms Used in this Report (continued)

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Lipper General & Insured Unleveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

96	Nuveen Investments

Notes

Nuveen Investments	97

Notes

98	Nuveen Investments

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	Ernst & Young LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NUV	NUW	NMI	NEV
Common shares repurchased	—	—	—	—

Nuveen Investments	99

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $215 billion as of September 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

EAN-A-1013D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Municipal Income Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2013	$19,500	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2012	$16,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2013	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2012	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2013	$ 0	$ 0	$ 0	$ 0
October 31, 2012	$ 0	$ 0	$ 0	$ 0

"Total Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to the Fund in the respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountant and (ii) all audit and non-audit services to be performed by the Fund's independent accountant for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountant for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policies and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant's investment adviser (also referred to as the "Adviser".)  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Christopher L. Drahn	Nuveen Municipal Income Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	10	$ 3.32 billion
	Other Pooled Investment Vehicles	0	$ 0
	Other Accounts	2	$ 99.9 million
*	Assets are as of October 31, 2013. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of the portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by the portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing the portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of October 31, 2013, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Christopher L. Drahn	Nuveen Municipal Income Fund, Inc.	0	$100,001-$500,000

PORTFOLIO MANAGER BIO:

Christopher L. Drahn, CFA, manages several municipal funds and portfolios.  He began working in the financial industry when he joined FAF Advisors in 1980.  Chris became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  Chris holds the Chartered Financial Analyst designation.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 6, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 6, 2014